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                                                                   Exhibit 10.3

                                                                            2/94

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                           STANDARD FORM OF LOFT LEASE
                    The Real Estate Board of New York, Inc.
================================================================================

Agreement of Lease, made as of this 15th day of September 1997 between Clemons Management Corp. c/o Bernstein Real Estate of 855 Avenue of the Americas, New York, N.Y., party of the first part, hereinafter referred to as OWNER, and The Star Media Network, Inc. party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner Entire Fifth Floor in the building known as 29 - 33 West 36th Street in the Borough 0f Manhattan, City of New York, for the term of Five (5) Years

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of September nineteen hundred and ninety seven, and to end on the 31st day of August two thousand and two and both dates inclusive, at an annual rental rate of See R5.

which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall
pay the first    monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:
Occupancy:

1. Tenant shall pay the rent as above and as hereinafter provided.

2. Tenant shall use and occupy demised premises for General offices for multi-media company provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

Alterations:

3. Tenant shall make no structural changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner which consent shall not be unreasonably withheld or delayed. and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural [Intentionally Omitted] affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner which approval shall not be unreasonably withheld or delayed. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense. Notwithstanding anything to the contrary contained in this Article 3 or elsewhere in this Lease, Tenant, shall be entitled to make non-structural alterations of a decorative nature to the Premises, from time to time, without Owner's consent, provided in each instance the cost thereof shall not exceed $25,000.00, Landlord receives prior notice of Tenant's intent and Tenant complies with Article 3 of this Lease.

Repairs:

4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised [Intentionally Deleted], including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply. Notwithstanding anything to the contrary contained in Articles 4, 20, 27, 31 or elsewhere in this Lease, if, as a result of (i) repairs, alterations, additions or improvements made by or on behalf of Owner (not required by compliance with any new law or regulation), (ii) the interruption or stoppage of the plumbing, electric, heating, air-conditioning, elevator or other systems serving the demised premises (other than any interruption of stoppage because of inability to obtain parts or similar reason beyond the reasonable control of Owner) Tenant shall be completely unable to conduct business in the full demised premises for more than five (5) consecutive business days, then and in such event, the fixed rental and additional rental payable by Tenant under this Lease shall be abated from and after the sixth
(6th) day of such interruption and until the date on which Tenant is able to conduct its business in the demised premises. Owner agrees to make any repairs required as quickly as possible under the circumstances and to use its best efforts not to interfere with Tenant's business operations.

Window
Cleaning:

5. Tenant will not clean nor require, permit. suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements
of Law,
Fire
Insurance:

6. Prior to time commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or


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permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance. Notwithstanding anything to the contrary in Article 6, Article 30, or elsewhere in this Lease, it is understood that Tenant shall not be required to incur any expense in connection with any improvements, repairs, additions, alterations or changes (collectively, "changes") required to be made to the demised premises or the building by reason of any departmental or governmental regulation, order or law, including, but not limited to, installation of sprinkler systems or other fire prevention or safety measures, and Owner shall be solely responsible therefor, unless the same are required by reason of Tenant's particular manner of use of the demised premises, provided, however, that Tenant, at Tenant's expense, shall make any such changes required by Tenant's alterations to the premises. Further notwithstanding anything to the contrary contained hereinabove, Tenant will contribute up to $1,000 in any lease year towards changes which would be the Owner's responsibility hereunder.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

Tenant's
Liability
Insurance
Property
Loss,
Damage,
Indemnity:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence or willful acts of Owner, its contractors, agents, servants or employees; Owner or its agents shall not be liable for any tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor ababtement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld. Counsel selected by Tenant's insurer shall be deemed accept able to Owner. Supplementing Article 8 and notwithstanding anything to the contrary contained therein or elsewhere in this Lease, Owner shall not be relieved from any liability to Tenant for, nor shall Tenant indemnify Owner against, any injury to persons or property, or any loss or damage, arising from the wilful misconduct or negligence of Owner, or its agents, contractors or employees.

Destruction,
Fire and
Other
Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casual or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the occupation of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume fifteen (15) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. [Intentionally Deleted] (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owners obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof. Notwithstanding anything to the contrary contained within this Article 9 or elsewhere within this Lease, except if the damage to the demised premises or building is due to Tenant's or Tenant's agents fault, carelessness, wilful misconduct or negligence, Tenant may terminate this Lease if Landlord, in its sole determination and within ninety days (90) after such casualty, determines that the premises or building cannot be repaired or replaced or rendered usable within one hundred and twenty (120) days from Landlord's determination.

In addition, if the demised premises or the building are, in Landlord's sole determination, substantially damaged during the last year of the Lease and such damage is not due to Tenant's or Tenant's agents fault, carelessness, wilful misconduct or negligence, Tenant may cancel the Lease in accordance with this Paragraph.

However, notwithstanding anything to the contrary contained herein, in the event that Landlord shall have comparable space ("Temporary Premises") available, accessible and useable in the Building within thirty (30) days of said casualty then Tenant shall occupy the Temporary Premises in accordance with the same terms, conditions, and covenants of this Lease until the demised premises are restored and may not cancel this Lease.

In order to terminate the Lease according to this Article, Tenant shall, after Landlord's determination as provided above, give Landlord thirty (30) days written notice (registered mail, return receipt requested) of its intent to terminate.

Eminent
Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment,
Mortgage,
Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by any body other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting. Notwithstanding anything to the contrary contained in Article 11 hereof, or elsewhere in this Lease, Owner hereby consents from time to time to the subletting of all or portion of the demised premises, and the assignment of this Lease (i) to a business entity fifty (50%) percent or more of the outstanding interests in which are owned by Chase Capital Partners and/or Fernando Espuelas or entities under common control, (ii) to a business entity succeeding (by merger, consolidation or otherwise) to substantially all of Tenant's business assets at the demised premises, and (iii) to a business entity to which Tenant has sold substantially all of its business assets at the demised premises, provided, in the case of an assignment of this Lease, the assignee(s) agree, in writing, to observe the terms and conditions of this Lease to be performed by Tenant. Such sublet/assignment in (i) - (iii) are contingent upon Tenant's successor having an equal or greater net worth that Tenant as of the date hereof. Any such subtenant shall have the right to list its name on the door to the premises and on the lobby, floor and elevator directories (if any). Without limiting the foregoing, Owner agrees that no right to recapture all or a portion of the demised premises as set forth in subdivision B of Article R14, or any right to share in the rent or other consideration (however characterized and whether or not in excess of the rent and additional rent payable hereunder) received by Tenant from the assignee or sublessee, shall be applicable with respect to the assignments and sublettings contemplated in subdivisions (i) thru (iii) above. Tenant shall give written notice to Owner of the name and address of the assignee or sublessee, as the case may be, following any exercise of Tenant's rights herein. With respect to any other proposed sublettings or assignments, Tenant shall have the right to withdraw its notice of proposed assignment or subletting in the event that Owner elects to exercise any of its rights pursuant to said Article R14. The offering and/or sale or transfer of the stock of Tenant pursuant to any private placement memorandum or in connection with and following any public offering shall not be deemed an assignment of this Lease.

Electric
Current:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain, unless arising from the negligence or willful misconduct of Owner, its agents, employees or contractors.

Access to
Premises:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times after reasonable notice and during normal business hours to examine the same and to make such repairs, replacements and improvements as Owner may reasonably deem necessary and reasonably desirable to any portion of the building and do not materially and adversely affect Tenant's business operation or require the removal or relocation of any of Tenant's improvements, or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours after reasonable notice and during normal business hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon

----------
[GRAPHIC OMITTED] Rider to be added if necessary.

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the demised premises the usual notices "To Let" and "For Sale" which notices
Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder. Notwithstanding the foregoing, except in event of emergency, as aforesaid, Owner shall not enter the demised premises except during regular business hours, upon reasonable notice to Tenant, accompanied by Tenant or its representative. Further supplementing Articles 4, 13, 18 and 20, and notwithstanding anything to the contrary contained therein or elsewhere herein, Owner agrees: (i) that in the exercise of its various rights under this Lease to make repairs, improvements, replacements, etc., and/or to have access to the demised premises, Owner agrees to make any repairs required as quickly as possible under the circumstances and to use all reasonable efforts so as not to interfere with the operation of Tenant's business, and Owner shall promptly repair any damage to the demised premises arising therefrom, and (ii) whenever it is provided in this Lease that Owner may recover from Tenant (or be indemnified by Tenant as to) attorneys' fees, costs and/or expenses, such fees, costs and expenses shall be reasonable in amount.

Vault,
Vault Space,
Area:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit. [Intentionally Omitted]

Bankruptcy:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall have failed, after seven (7) days notice days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within [Intentionally Omitted] days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five
(5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: within seven (7) days after written notice from Owner then and in any of such events Owner may without notice, re-enter the demised premises and dispossess Tenant by summary proceedings, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of
Owner and
Waiver of
Redemption:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof; either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant he entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof. Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and
Expenses:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building
Alterations and
Management:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors. doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants. [Intentionally Omitted]

No Repre-
sentations by
Owner:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered (except for the electrical, heating, and air-conditioning equipment and systems which shall be in good working order on the date of delivery of possession, and except as may otherwise be set forth herein), and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought. [Intentionally Omitted)

End of
Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet
Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

No Waiver:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such remit or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner as an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as termination of the lease or a surrender of the premises.

Waiver of
Trial by Jury:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to
Perform:

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and
Notices:

28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant by registered or certified mail addressed to Tenant at the building of which the demised premises form a part, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be two (2) business days after the date of mailing of the same in the manner hereinabove required. A copy of any notice to Tenant shall be sent simultaneously, by certified mail, return receipt requested, Tenant's attorneys, Stern, Wiener & Levy, (Attention: Robert N. Pellegrino, Esq.), at 950 Third Avenue, New York, New York 10022. Notices to Owner shall also be deemed given two (2) business days after the date the same are mailed in accordance with the following sentence. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water
Charges:

29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner fur the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant as additional rent. [Intentionally Omitted] Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant
shall pay to Owner, as additional rent, on the first day of each month     %
($25.00) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $25.00, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators,
Heat,
Cleaning:

31. Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8

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                                  Page 4 of 6
a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

Security:

32. Tenant has deposited with Owner the sum of $14,083,34 as security for the faithful performance observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall shall not then be in default of this Lease (beyond any applicable grace and notice period, if any), the security shall be returned to Tenant [Intentionally Omitted] after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall he bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:

33.The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service, Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent
Excavation-
Shoring:

35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and
Regulations:

36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable and non-discriminatory Rules and Regulations as Owner or Owner's agents may from time to adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. All rule and regulations shall be enforced against Tenant in a non-discriminatory manner. In the event of any conflict between the terms and conditions of any Rules and Regulations now or hereafter adopted by Owner and any other provisions of this Lease, the other provisions of this Lease shall control.

Glass:

37. Owner shall replace any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises other than arising from the negligence or willful acts of Tenant, its employees, agents, contractors, licensees and/or invitees.

Estoppel
Certificate:

38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default. Owner, from time to time, upon at least ten (10) days prior notice from Tenant, shall execute, acknowledge and deliver such certificate to Tenant, and/or to any such other person, firm or corporation as aforesaid.

Directory
Board Listing:

39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner of an assignment or subletting by Tenant to such person or persons.

Successors
and Assigns:

40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgement (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

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[GRAPHIC OMITTED] Space to be filled in or deleted.

Riders, exhibits and annotations attached hereto are made a part of this Lease.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written. Clemons Management Corp. by Bernstein Management Corp. d/b/a Bernstein Real Estate, as Agent

                                                                          [CORP.
                                                                           SEAL]

Witness for Owner:                              --------------------------------

                                            By: /s/ Vincent Terranova
-------------------------------                 --------------------------------
                                                Vincent Terranova,
                                                Executive Vice President

                                                                          [CORP.
                                                                           SEAL]

Witness for Tenant:

                                            Star Media Network, Inc.
/s/ Donna A. Morales                        By: [ILLEGIBLE]
--------------------------------                --------------------------------
       DONNA A. MORALES
Notary Public, State of New York
       No. O1MO5062926
   Qualified in Kings County
 Commission Expires July 8, 1998

                                            ID#
                                                --------------------------------

                                ACKNOWLEDGEMENTS

CORPORATE TENANT
STATE OF NEW YORK,  ss.:
County of

      On this               day of           , 19  , before me personally came
                  to me known, who being by me duly sworn, did depose and say
that he resides in                    that he is the                   of
              the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                                      --------------------------

INDIVIDUAL TENANT
STATE OF NEW YORK,  ss.:
County of

      On this               day of                , 19   , before me personally
came                  to be known and known to me to be the individual
described in and who, as TENANT, executed the foregoing instrument and
acknowledged to me that                 he executed the same.

                                                      --------------------------

[GRAPHIC OMITTED]           IMPORTANT - PLEASE READ            [GRAPHIC OMITTED]

            RULES AND REGULATIONS ATTACHED TO AND MADE A PART OF THIS
                      LEASE IN ACCORDANCE WITH ARTICLE 36.

      1. The sidewalks, entrances, driveways, passages, courts, elevators vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewall and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

      2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

      3. No carpet, rug or other article shall he hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

      4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

      5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

      6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to he used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

      7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

      8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

      9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

      10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

      11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

      12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

      13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address 29-33 West 36th Street

Premises Entire Fifth Floor

================================================================================

                                       TO

================================================================================

                                STANDARD FORM OF

[SEAL]                                Loft                                [SEAL]
                                      Lease

                     The Real Estate Board or New York, Inc.
                    (C) Copyright 1994. All rights Reserved.
                  Reproduction in whole or in part prohibited.

================================================================================

Dated September 15,     1997

Rent Per Year See R5.

Rent Per Month See R5.

Term Five (5) Years
From 09/01/97
To 08/31/2002

Drawn by
            -------------------------------

Checked by
            -------------------------------

Entered by
            -------------------------------

Approved by
            -------------------------------

================================================================================

RIDER ANNEXED TO LEASE BETWEEN CLEMONS MANAGEMENT CORP., As Landlord, and THE STARMEDIA NETWORK, INC., as Tenant, Dated September 15, 1997, for the Entire Fifth Floor (the "demised premises") in the building known as 29-33 WEST 36TH STREET, New York, New York (the "Building").

---------------------------------------------------------

R1.   RIDER.

To the extent that any provisions of any Rider to this Lease are in any way inconsistent or conflict with any of the preceding provisions of the Lease, or of the rules and regulations appended to this Lease, regardless of whether or not such inconsistency is expressly noted in the Rider, the provisions of the Rider shall be controlling.

R2.   CAPTIONS.

The captions are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope of this Lease nor the intent of any provision thereof.

R3.   DEFINITIONS.

As used in this Lease and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders. The captions, headings and marginal notes throughout this Lease are for convenience of reference only and the words contained therein shall in no way be held or deemed to define, limit, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or the scope or intent of, this Lease, nor in any way affect this Lease. Except as otherwise expressly stated, each payment provided to be made by the Tenant shall be in addition to, and not in substitution for, all other payments to be made by the Tenant to the Landlord. The term "PERSON" used herein means person, firm, association, or corporation, as the case may be. The term "Landlord" or "Owner" are synonymous.

R4.   GOVERNING LAW.

The laws of the State of New York shall govern the validity, performance, and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. If any provision of this Lease is capable of two constructions, one of which would render the provision invalid and the other of which would make the provision valid, then the provision shall have the meaning which renders it valid. The submission of this Lease for examination does not constitute an offer to lease and becomes effective only upon execution and delivery thereof by Landlord and Tenant.

R5.   ANNUAL RENT.

      A.    The annual rental rate ("Base Annual Rent") shall be:

            Eighty four thousand five hundred and four ($84,504.00) dollars from 09/01/97 through 08/31/98

            Eighty seven thousand four hundred and sixty eight ($87,468.00) dollars from 09/01/98 through 08/31/99

            Ninety thousand five hundred and twenty eighty ($90,528.00) dollars from 09/01/99 through 08/31/2000

            Ninety three thousand six hundred and ninety six ($93,696.00) dollars from 09/01/2000 through 08/31/2001

                                                          ----------    ------
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                                       1

            Ninety six thousand nine hundred and seventy two ($96,972.00) dollars from 09/01/2001 through 08/31/2002

R6.   ELECTRIC.

      A. The demised premises are separately metered for electricity. Tenant shall pay directly for all electric current used in the demised premises for light or power or any other purpose for the exclusive use of the demised premises and the operation of fans and other devices in the heating, air conditioning and ventilating which may exclusively serve the demised premises.

      B. Tenant shall keep all electric meters at the demised premises and all installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Provided that Tenant is not then in default hereunder, Landlord shall assign to Tenant any guaranty and warranty, covering such required repair, the Landlord may have obtained. Tenant shall pay for all such items consumed as shown on said meters within ten (10) days of the rendition of bills thereof, and on default in making such payment, Landlord may pay such bills and charges and rents and collect the same from Tenant as additional rent. Any such costs or expenses incurred or payments made by Landlord for any reasons or purposes hereinabove stated shall be paid by Tenant to Landlord on demand or, at Landlord's election, may be added to any subsequent installment or installments of Annual Rent.

      C. Landlord shall not be responsible for the maintenance or repair of the Tenant's electrical system from the point beyond and including the panel box serving the Tenant, air conditioning and ventilation systems including all mechanical equipment which serves the Tenant and piping and ducting within Tenants space, and lighting and lighting fixtures within Tenants space. Said repairs and maintenance shall be at Tenants sole cost and expense.

      D. Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's electrical requirements. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's reasonable judgment, the same will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other Tenants or occupants. In addition to the installation of such riser or risers, Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers of wiring installations.

      E. Tenant shall make no alteration or additions to the electric equipment and/or appliances without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. Rigid conduit only will be allowed.

R7.   REAL PROPERTY TAX.

      A. Tenant shall pay, as Additional Rent, eight point three three (8.33%) percent of any and all increases in real estate taxes or assessments for public betterments covering the land and the building of which the demised premises form a part. Said increases

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                                       2
            shall be the amount charged during any Tax Year above the amount charged during the Base Tax Year.

      B. "Tax Year" shall mean each period of twelve (12) months commencing on the first day of July in which occurs any part of the term of this Lease or such other period of twelve (12) months occurring during the term of this Lease as hereafter may be adopted as the fiscal year for real estate tax purposes of the City of New York or any other governmental authority.

      C.    "Base Tax Year" shall mean the Tax Year 1997/1998.

      D. Tenant shall pay, as additional rent, eight point three three percent (8.33%) of any reasonable costs and expenses including, without limitation, counsel fees incurred by Landlord in contesting the validity or amount of any taxes or in obtaining a reduction of the assessed value of the land and building or in attempting to prevent an increase in the taxes as proposed by the City of New York or any other governmental authority for any Tax Year after the Base Tax Year to the extent the same do not exceed the amount of any refund obtained, if any, as a result of Landlord's efforts.

            Provided that Tenant is not then in default of any terms, conditions or covenants of this Lease, that Tenant is not in stipulation of settlement with Landlord, that Tenant is not operating under a rental reduction and further provided that Tenant has paid its proportionate share of the real estate tax increase for which a refund has been awarded to Landlord, Tenant shall be entitled to its proportionate share of said refund, less any costs or expenses incurred in achieving refund. However, in no event shall Landlord be required to refund to Tenant more than the amount Tenant paid to Landlord as its proportionate share of the real estate tax increase for each year such refund was obtained.

      E. Payment of Additional Rent pursuant to paragraphs "(A)" and "(D)" above shall be made within fifteen (15) days after demand based upon a statement furnished by Landlord to Tenant with each such demand.

      F. The term "real estate taxes" shall mean all taxes and assessments levied, assessed or imposed at any time by the City of New York or by any other governmental authority upon or against the land and/or building of which the demised premises form a part, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said land and/or Building. If, due to a future change in the method of taxation, or in the taxing authority, a franchise, license, income, transit, profit or other tax, fee, or governmental imposition, however designated, shall be levied, assessed or imposed against Landlord in substitution, in whole or in part, for the said real estate taxes, or in lieu of additional real estate taxes, then such franchise, license, income, transit, profit, or other tax, fee, or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof.

      G. Any delay or failure of Landlord in billing any amount payable under this Article shall not constitute a waiver or in any way impair the continuing obligation of Tenant to make all payments hereunder.

      H. Photostatic copies of real estate tax bills and assessments, for the tax year 1997/1998, and for the tax year in which the increase is claimed, shall be conclusive evidence of increased real estate taxes or assessments.

                                                          ----------    ------
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

R8.   INSURANCE AND REQUIREMENTS OF LAW.

      Supplementing Article 6.

      A. Tenant, at its sole cost and expense, shall maintain at all times during the term of this Lease and at all times when Tenant is in possession of the demised premises, a comprehensive policy of general liability insurance in which Landlord, Landlord's managing agent, any Superior Lessor (as hereinafter defined), any mortgagees designated by Landlord, and Tenant, are the additional insured, for any and all claims arising during the term of this Lease for damages or injuries to goods, wares, merchandise and property and/or for any personal injury or loss of life, in, upon or about the demised premises; protecting Landlord, Landlord's managing agent, any Superior Lessor, any mortgagees designated by Landlord, and Tenant against any liability whatsoever occasioned by accidents on or about the demised premises or any appurtenances thereto. Such policy is to be written by a good and solvent insurance company, satisfactory to Landlord, in the amount of TWO MILLION AND 00/100---($2,000,000.00)---DOLLARS per occurrence (combined single limit), THREE MILLION AND 00/100 ($3,000,000.00) DOLLARS in aggregate. Tenant agrees to deliver to Landlord a certificate of endorsement of the aforesaid insurance policy and upon Tenant's failure to provide and keep in force the aforementioned insurance, it shall be regarded as a material default, entitling Landlord to exercise any or all of the remedies as provided in this Lease.

      B. Tenant shall deliver to Landlord such policies or certificates of such policies prior to the commencement of the term of this Lease. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insured such renewal policy or certificate at least thirty (30) days before the expiration of any existing policy. All such policies shall be for a period of not less than one year and shall contain a provision whereby the same cannot be canceled or modified unless Landlord and any additional insured are given at least thirty (30) days prior written notice of such cancellation or modification, including, without limitation, any such cancellation resulting from the nonpayment of premiums. Landlord shall have the right at any time and from time to time, but not more frequently than once every year, to require Tenant to increase the amount of the insurance maintained by Tenant under this Article, so that the amount thereof, as reasonably determined by Landlord, adequately protects the interest of Landlord.

      C. Tenant shall secure an appropriate clause in, or an endorsement upon, each insurance policy obtained by it and covering or applicable to the demised premises or the personal property, fixtures, and equipment located therein or thereon, pursuant to which the insurance company waives subrogation or permits the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under the insurance policy. The waiver of subrogation or permission for waiver of any claim shall extend to Landlord and its agents and their respective employees.

      D. Tenant shall also obtain, at its own cost and expense, naming both Landlord, Landlord's managing agent, any Superior Lessor, any mortgagees designated by Landlord, and Tenant as additional insured, fire insurance for all personal property which may be affixed to the realty now located in the demised premises and including any future installations.

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                                       4

      E. Notwithstanding anything herein to the contrary, nothing herein shall prevent Landlord from recovering in the event of fire or other loss under Landlord's fire or other insurance coverage for all betterments and improvements by Tenant so affixed to the demised premises as to be considered part of the realty under law.

      F. Tenant hereby releases Landlord, Landlord's partners or principals, disclosed or undisclosed, and its agents and their respective employees in respect to any claim occurring during the term of this Lease and normally covered under a fire insurance policy with extended coverage endorsement in the form normally used in respect to similar property in New York County. This Waiver shall include any claim which Tenant might otherwise have against Landlord, Landlord's partners or principals, disclosed or undisclosed, and its agents and their employees for loss, damage or destruction with respect to Tenant's property by fire or other casualty (including rental value or business interest, as the case may be).

R9.   EXCULPATORY CLAUSE.

Tenant shall look only to Landlord's estate and property in the Building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord hereunder. Tenant agrees that no other property or assets of Landlord or its partners or principals, disclosed or undisclosed, shall be subject to lien, levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the demised premises. Furthermore, Tenant agrees that if Tenant shall acquire a lien on such other property or assets by judgment or otherwise, Tenant shall promptly release such lien by executing and delivering to Landlord an instrument to that effect prepared by Landlord or else be deemed in material default of this Lease.

R10.  WAIVER OF COUNTERCLAIM.

Tenant shall and hereby does waive its right and agrees not to interpose any counterclaim or set off, of whatever nature or description, in any proceedings or action which may be constituted by Landlord against Tenant to recover Base Annual Rent, Additional Rent, other charges, or for damages, or in connection with any matters or claims whatsoever arising out of or in any way connected with this Lease, or any renewal, extension, holdover, or modification thereof, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the demised premises. This Clause, as well as the "waiver of jury trial" provision of this Lease, shall survive the expiration, early termination, or cancellation of this Lease or the term thereof. Nothing herein contained, however, shall be construed as a waiver of Tenant's right to commence a separate action on a bonafide claim against Landlord.

R11.  DESIGNATION OF ARREARS.

If Tenant is in arrears in payment of Base Annual Rent or Additional Rent (altogether called the "Rent"), Tenant waives Tenant's rights, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

R12.  DIRECTORY LISTINGS.

If, at the request of and as an accommodation to Tenant, Landlord shall place upon such directory board, as Landlord may from time to time maintain in the lobby of the Building, one or more names or persons, firms or corporations other than Tenant, this shall not be deemed to operate as an

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                                       5
attornment or as a consent by Landlord to an assignment or sublet by Tenant of all or any portion of the demised premises to such persons, firms or corporations.

Landlord reserves the right at all times to limit the number of listings which Tenant can have on the building directory.

R13.  ESTOPPEL CERTIFICATE.

      Supplementing Article 7.

      A. If, in connection with obtaining financing for the Building, a bank, insurance company or other lending institution shall request reasonable modifications to this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially and adversely affect the leasehold interest hereby created.

      B. Tenant agrees, at any time and from time to time, as requested by Landlord, upon not less than ten (10) days prior notice, to execute and deliver a statement certifying the following:

            1. That this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force as modified and stating the modifications);

            2. Certifying the dates to which the Base Annual Rent and Additional Rent have been paid;

            3. Stating whether or not, to the best knowledge of Tenant, any party has defaulted under the Lease;

            4. And, if a party has defaulted under the Lease, specifying each such default, stating whether or not to the best of knowledge of Tenant any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default, and if so, specifying each such event, it being intended that any such statement delivered pursuant thereto shall be deemed a representation and warranty to be relied upon by Landlord and by others with whom Landlord may be dealing, regardless of independent investigation.

R14.  ASSIGNMENT AND SUBLETTING.

      Supplementing Article 11.

      A. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, or mortgage or otherwise encumber, all or any part of its interest in this Lease, sublet the demised premises, in whole or in part, or suffer or permit the demised premises or any part thereof to be used by other, without the prior written consent of Landlord in each instance.

      B. If Tenant shall desire to assign its interest in this Lease or to sublet all or any portion of the demised premises, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) If Tenant desires to sublet a portion of the demised premises, a description of the portion to be sublet, together with a floor plan thereof; (iii) the terms and conditions of the proposed assignment or sublet; (iv) the nature

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                                       6
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            and character of the business of the proposed assignee or subtenant and its proposed use of the demised premises; and (v) current financial information and any other information Landlord may reasonably request with respect to the proposed assignee or subtenant.

            By notice given to Tenant within thirty (30) days after receipt of Tenant's request for consent to either sublet the entire demised premises or to assign the Lease, Landlord may terminate this Lease on a date to be specified in said Notice (the "Termination Date"), which date shall be not earlier than one (1) day before the effective date of the proposed assignment or sublet nor later than sixty-one (61) days after said effective date. Tenant shall vacate and surrender the demised premises on or before the Termination Date as if it were the lease expiration date (the "Lease Expiration Date").

            However, if Tenant proposes to sublet any portion of the demised premises, Landlord, by notice given to Tenant within thirty (30) days after receipt of Tenant's request for consent thereto, may elect to eliminate such portion of the of the demised premises (said portion hereinafter called the "Eliminated Space") from the demised premises during the period (hereinafter called the "Elimination Period") commencing on the date (hereinafter called the "Elimination Date") immediately prior to the proposed commencement date of the term of the proposed sublet, and ending on the proposed expiration date of the term of the proposed sublet (the "Sublet Expiration Date"). In the event that Landlord gives notice to Tenant that it elects to eliminate said portion then:

            1. The Eliminated Space shall be eliminated from the demised premises during the Elimination Period;

            2. Tenant shall surrender the Eliminated Space to Landlord on or prior to the Elimination Date in the same manner as if said Date were the Lease Expiration Date;

            3. If the Eliminated Space shall constitute less than an entire floor, Landlord shall, at Landlord's sole cost and expense, have the right to (i) make any alterations and installations in the demised premises required, in Landlord's sole and reasonable judgement, to make the Eliminated Space a self-contained rental unit with access through corridors to the elevators and core toilets serving the Eliminated Space,
                  (ii) if the demised premises shall contain any core toilets or any corridors (including any corridors proposed to be constructed by Landlord pursuant to this Subparagraph 2(3)), provide access from the Eliminated Space to the core area,
                  (iii) provide any tenant or other occupant of the Eliminated Space shall have the right to use such toilets in the corridors in common with Tenant and any other permitted occupants of the demised premises, and (iv) the right to install signs and directional indicators in or about such corridors indicating the name and location of such tenant or other occupant;

            4. During the Elimination Period, the Base Annual Rent shall be reduced in the proportion to which the area of the Eliminated Space bears to the total area of the demised premises immediately prior to the Elimination Date (including an equitable portion of the area of any corridors referred to in subparagraph B(3) of this Article as part of the area of the Eliminated Space for the purpose of computing such reduction), Tenant's percentage shall be reduced proportionately, and any prepaid portion of Base Annual Rent and Additional

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                  Rent for any period after the Elimination Date allocable to the Eliminated Space shall be refunded by Landlord to Tenant;

            5. There shall be an equitable apportionment of any Additional Rent payable hereunder for any Tax Year in which said Elimination Date shall occur;

            6. If the Elimination Period shall end prior to the Lease Expiration Date, the Eliminated Space, in its then existing condition, shall be deemed restored to and once again become a part of the demised premises during the period (hereinafter called the "Restoration Period") commencing on the date immediately following the expiration of the Elimination Period and ending on the Lease Expiration Date (except if Landlord is unable to give Tenant possession of the Eliminated Space at the expiration of the Elimination Period by reason of the holding over or retention of possession of any tenant or any other occupant, then, in that case, (i) the Restoration Period shall not commence, and the Eliminated Space shall not be deemed restored to the demised premises, until the date upon which Landlord shall give Tenant possession of such Eliminated Space free of all occupancies, (ii) neither the Lease Expiration Date nor the validity of this Lease shall be affected, and (iii) Tenant waives any rights under Section 223-a of the Real Property Law of New York, or any successor statute of similar import, to rescind this Lease and Tenant further waives the right to recover any damages which may result from the failure of Landlord to deliver possession of the Eliminated Space to Tenant at the end of the Elimination Period);

            7. During the Restoration Period, if any, the Base Annual Rent shall be increased in the proportion to which the area of the Eliminated Space bears to the total area of the demised premises immediately prior to the commencement of the Restoration Period (including an equitable portion of the area of any corridors referred to in subparagraph B(3) of this Article as part of the area of the Eliminated Space for the purpose of computing such increase) and Tenant's Percentage shall be increased proportionately; and

            8. There shall be an equitable apportionment of any Additional Rent payable hereunder for any Tax Year in which the Restoration Period, if any, shall commence. At the request of Landlord, Tenant shall execute and deliver an instrument(s), in a form satisfactory to Landlord, setting forth any modifications to this Lease contemplated in or resulting from the operation of the foregoing provision of this subsection; (however, neither Landlord's failure to request any such instrument nor Tenant's failure to execute or deliver any such instrument shall vitiate the effect of the forgoing provisions of this subsection B).

      C. If Landlord shall not exercise its option to terminate this Lease or eliminate the Eliminated Space from the demised premises pursuant to subsection B above, then Landlord shall not unreasonably withhold its consent to the proposed assignment or sublet for the use permitted in this Lease, provided that:

            1. The demised premises shall not, without Landlord's prior consent, have been listed or otherwise publicly advertised for assignment or sublet at a rental rate lower than the higher of (a) the Base Annual Rent and all Additional Rent then payable, or (b) the then prevailing rental rate for other space in the Building, and Tenant shall not enter into any sublease at a lower rental rate than the Base Annual Rent and all Additional Rent then payable;

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            2.    Tenant shall not then be in default hereunder beyond the
                  expiration of any applicable grace period;

            3. The proposed assignee or subtenant shall have a financial standing, be of a character, be engaged in a business, and propose to use the demised premises in a manner consistent with the permitted use(s) and in keeping with the standards of the Building;

            4. The proposed assignee or subtenant shall not then be a tenant, subtenant or assignee of any space in the Building, nor shall the proposed assignee or subtenant be a person or entity with whom Landlord is then negotiating to lease space;

            5. The character of the business to be conducted in the demised premises by the proposed assignee or subtenant shall not substantially increase operating expenses or building energy costs or the burden on existing cleaning services or elevators in the Building.

            6. In case of a sublet, the subtenant shall be expressly subject to all of the obligations of Tenant under this Lease and the further condition and restriction that such sublease shall not be assigned, encumbered or otherwise transferred or the demised premises further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior written consent of Landlord in each instance.

            7. No subletting shall end later than one (1) day before the Lease Expiration Date nor shall any sublet be for a term of less than two (2) years unless it commences less than two (2) years before the Lease Expiration Date.

            8. At no time shall there be more than two occupants, including Tenant, in the demised premises.

            9. Any portion of the demised premises proposed to be sublet shall not comprise less than twenty five (25%) percent contiguous square feet of area and shall be of a shape or configuration such that both the area proposed to be sublet and the remainder of the demised premises shall in Landlord's judgment constitute commercially marketable separate rental units.

            10. Tenant shall reimburse Landlord on demand for any costs, including attorney's fees and disbursements, that may be incurred by Landlord in connection with said assignment or sublease.

      D. Every sublet hereunder is subject to the express condition, and by accepting a sublease hereunder and each subtenant shall be conclusively deemed to have agreed, that if this Lease should be terminated prior to the Lease Expiration Date or if Landlord should succeed to Tenant's estate in the demised premises, then at Landlord's election such subtenant shall either surrender the demised premises to Landlord within sixty (60) days of Landlord's request therefor, or shall attorn to and recognize Landlord as such subtenant's Landlord under such sublease, and such subtenant shall promptly execute and deliver any instrument Landlord may reasonably request to evidence such attornment.

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      E.    Tenant shall deliver to Landlord a copy of each sublease or assignment made hereunder within ten (10) days after the date of its execution. Tenant shall remain fully liable for the performance of all of Tenant's obligations hereunder notwithstanding any sublet or assignment and, without limiting the generality of the foregoing, shall remain fully responsible and liable to Landlord for all acts and/or omissions of any subtenant, assignee or anyone claiming by, through or under any subtenant or assignee which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant itself. Notwithstanding any assignment and assumption by the assignee of the obligations of Tenant hereunder, this Tenant, and each successor-in-interest of this Tenant, shall remain liable jointly and severally (as a primary obligor) with its assignee and all subsequent assignees for the performance of Tenant's obligations hereunder, and shall remain fully and directly responsible and liable to Landlord for all acts and/or omissions on the part of any assignee subsequent to it in violation of any of the obligations of this Lease.

      F. Notwithstanding anything to the contrary contained in this Lease, no assignment of Tenant's interest in this Lease shall be binding upon Landlord unless the assignee, (and, if the assignee is a partnership, the individual partners thereof), shall execute and deliver to Landlord an agreement, to be later described, in recordable form. In such agreement, the assignee shall agree unconditionally to be personally bound by and to perform all of the obligations of Tenant hereunder and shall further expressly agree that, notwithstanding such assignment, the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments and transfers.

      G. If Tenant shall enter into any assignment, sublease or other agreement of occupancy permitted under this Lease, of or affecting all or any portion of the demised premises, or if there is any transfer of this Lease by operation of law or otherwise, and if Tenant shall receive any consideration from its assignee, subtenant or licensee for or in connection with the assignment of Tenant's interest in this Lease or the sublet or occupancy of all or any part of the demised premises, as the case may be (including, but not limited to, sums paid for the sale or rental of Tenant's leasehold improvements, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns) or, if Tenant shall sublet or otherwise permit occupancy of the demised premises at a rental rate (including Additional Rent) or other periodic consideration which shall exceed the Base Annual Rent and Additional Rent then payable hereunder, then Tenant shall pay to Landlord, as Additional Rent hereunder, one-half (1/2) of such consideration or such excess.

      H. Any transfer, by operation of law or otherwise of the interest of Tenant in this Lease (in whole or in part) or of a fifty (50%) percent or greater interest in Tenant (whether stock, partnership interest or otherwise) shall be deemed an assignment of this Lease within the meaning of this Article. If there has been a previous transfer of less than a fifty (50%) percent interest in Tenant, any other transfer of an interest in Tenant which would then result in an aggregate transfer of greater than fifty (50%) percent interest in Tenant shall be deemed an assignment of the interest of Tenant in this Lease within the meaning of this Article. Anything contained herein to the contrary notwithstanding the provisions of this section H shall not apply to the sale of shares by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, where such sale is effected through any recognized exchange or through the "over-the-counter" market, unless the same to be related to, result in or be the result of any merger, consolidation, tender offer,

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            takeover or other activity involving the acquisition of control of
            Tenant by another unrelated corporation or legal entity. All references to "Tenant" in this section H shall also be deemed to refer to any immediate or remote subtenant or assignee of Tenant.

      I. The consent of Landlord to an assignment or a subletting shall not relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or sublet.

      J. If Tenant's interest in this Lease be assigned, or if the demised premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may collect Rent from the assignee, subtenant or occupant and apply the net amount collected to the Base Annual Rent and all Additional Rent herein reserved, but no such assignment, sublet, occupancy or collection shall be deemed a waiver of the provisions of this Article or of any default hereunder or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further observance or performance by Tenant of all of the covenants, conditions, terms and provisions on the part of Tenant to be performed or observed under this Lease.

      K. Tenant shall notify such managing agent of its desire to assign this Lease or sublet the premises. Upon obtaining a proposed assignee or sublessee, Tenant shall submit to Landlord in writing (i) the name of the proposed assignee or subtenant; (ii) the terms and conditions of the proposed assignment or sublease; (iii) the nature or character of the business of the proposed assignee or subtenant or
            (iv) any other information reasonably requested by Landlord.

      L. If there is a dispute between Landlord and Tenant as to the reasonableness of Landlord's refusal to consent to any sublease or assignment, such dispute shall be determined by arbitration in The City of New York in accordance with the prevailing rules of the American Arbitration Association, The arbitrators shall be bound by the provisions of this Lease and shall not add to, subtract from or otherwise modify such provisions. Notwithstanding any contrary provisions hereof, Landlord shall not be liable to Tenant for a breach of Landlord's covenant not unreasonably to withhold such consent and Tenant's sole remedy in such event shall be to enter into the proposed sublet or assignment.

R15.  LATE FEES

In every case in which Tenant is required by the terms of this Lease to pay to Landlord a sum of money (including, without limitation, payment of Base Annual Rent and Additional Rent) and payment is not made within ten (10) days after the same shall become due, Tenant shall pay as Additional Rent hereunder, a late charge of seventy five ($75.00) dollars in addition to interest on such sum of money or so much thereof as shall be unpaid from the date it becomes due until it is paid. Such interest shall be computed at a rate which shall be one and one-half (l.5%) percent per month; provided, however, in no event shall such interest be in excess of the highest rate of interest which shall from time to time be permitted under the laws of the State of New York to be charged on late payments of sums of money due pursuant to the terms of a lease.

R16.  TENANT HOLDOVER.

In the event that Tenant does not surrender all of the demised premises to Landlord upon the expiration or other earlier termination of this Lease, Tenant shall pay, as a use and occupation charge during such "hold-over period", a monthly amount equal to the sum of two (2) times the Base Annual Rent being due and payable during the last month of the term.

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Tenant agrees it shall indemnify and save Landlord harmless against all costs, claims, loss or liability resulting from delay by Tenant in surrendering the demised premises upon the expiration or earlier termination of this Lease, including, without limitation, any claims made by any succeeding tenant founded on such delay.

R17.  LIMITING LAW.

If any law, decision, order, rule or regulation (collectively called "Limiting Law") of any governmental authority shall have the effect of limiting, for any period of time, the amount of Rent or other amounts payable by Tenant to Landlord to any amount less than the amount required by the Lease, then:

      A. Throughout the period of limitation, Tenant shall remain liable for the maximum amount of Rent and other amounts which are legally payable; and

      B. When the period of limitation ends or the amount allowed under a later Limiting Law is increased, or if the Limiting Law is repealed, or following any order or ruling that substantially restrains or prohibits the enforcement of the Limiting Law, then Tenant shall pay to Landlord, in twelve (12) equal consecutive monthly installments (to the extent that payment of such amounts is not prohibited by law), all amounts that would have been due from Tenant to Landlord during the period of limitation but which were not paid because of the Limiting Law; and thereafter Tenant shall pay to Landlord Rent and all other amounts due pursuant to this Lease, all calculated as though there had been no intervening period of limitation.

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R18.  TENANT DEFAULT.

      Supplementing Article 17.

Any default by Tenant under any other lease of space in the Building shall be deemed a default of the same nature under this Lease.

R19.  BROKER.

Tenant represents to Landlord that no broker or other person other than Bernstein Real Estate and Williamson, Picket, Gross, Inc. had any part or was instrumental in any way in bringing about this Lease and Landlord alone shall pay any commission or fee due to Bernstein Real Estate and Williamson, Picket, Gross, Inc.. Tenant agrees to indemnify and hold Landlord harmless from and against any claims made by any other broker or other person seeking a brokerage commission, finder's fee, or similar compensation, by reason of or connection with this Lease, and any loss, liability, costs and expense (including reasonable attorney's fee) paid or incurred by Landlord in connection therewith, if the same shall arise by, through or on account of any act of Tenant or Tenant's agents, employees or representatives. Landlord represents that it knows of no claims by any other brokers.

R20.  UTILITIES.

      A. Tenant acknowledges and agrees that no utilities or other services, except as may be specifically provided herein, have been included in Tenant's Rent and that Landlord shall have no obligation to furnish or supply air conditioning, ventilation, or any other utility or service to or for the demised premises or as may be required by Tenant for its use and occupancy thereof

      B. Except as otherwise provided in this Lease, all utilities and services, other than heat (subject to the provisions of Section C of this Article), required for the use and occupancy of the demised premises shall be provided by Tenant, at its own cost and expense.

      C. Supplementing the provisions of Section B above, provided that Tenant is not in default under the terms of this Lease, Landlord shall permit Tenant to obtain heat for Tenant's use in the demised premises as, when and to the extent that same shall be furnished to the other tenants of the Building from the Building's central system. Tenant acknowledges and agrees that:

            1. Tenant shall be entitled to receive such heat in the demised premises only during such times and in such quantities as heat is being furnished to the other tenants of the Building;

            2. Landlord shall not be liable or responsible for the distribution of heat within the demised premises; and

            3. Landlord has made no representation as to the sufficiency, adequacy or condition of the Building's central system heat facilities or boiler or of the heat for Tenant's use and occupancy of the demised premises.

      D. Notwithstanding anything to the contrary contained within this Lease, Landlord shall provide utilities in accordance with Article
            31. In addition, Tenant shall have key access to the demised premises twenty four (24) hours a day, seven (7) days a week.

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            Tenant understands that a lobby attendant is not supplied at all times during such access period.

R21.  TENANT REPAIRS AND IMPROVEMENTS.

      Supplementing Article 3.

Tenant understands and agrees that no changes in or to the demised premises, of whatever nature, may be made without the prior written consent of Landlord.

R22.  ARBITRATION.

Landlord may at any time request arbitration, and Tenant may at any time when not in default in the payment of any Rent request arbitration, of any matter in dispute, but only where arbitration is expressly provided for in this Lease such as in R.14. The party requesting arbitration shall do so by giving written notice to that effect to the other party, specifying in said notice the nature of the dispute, and said dispute shall be determined in New York City, before a panel of three arbitrators, in accordance with the rules of the American Arbitration Association or its successor, then obtaining, and any proceeding relating to such arbitration shall be brought in the Supreme Court of New York, County of New York, and any judgment upon the award rendered by the arbitrators may be entered in the same Court. The parties shall have the right to avail themselves of disclosure in aid of arbitration hereunder. Such rules notwithstanding, the arbitrators sitting in any arbitration arising hereunder shall be bound by the laws of the State of New York and shall not have the authority or power to modify or alter any express condition or provision of this Lease, to declare any such condition or provision unconscionable or otherwise inapplicable or unenforceable or to render an award which has the effect of altering or modifying any express condition or provision hereof or deeming in inapplicable or unenforceable for any reason whatsoever.

R23.  INTENTIONALLY OMITTED.

R24.  TENANT'S SQUARE FOOTAGE, PERCENTAGE AND SHARE.

The square footage, share, and percentage set forth in this Lease are approximate only and the Landlord and Tenant hereby agree that same shall not be deemed a representation of Landlord. Furthermore, Landlord and Tenant agree that any square footage, share or percentage has been determined solely for the purposes of computing Tenant's contribution to escalation charges.

R25.  LANDLORD'S APPROVAL.

If Tenant shall request Landlord's approval or consent and Landlord shall fail or refuse to give such approval or consent, Tenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Landlord, it being intended that Tenant's sole remedy shall be an action for injunction without bond or specific performance (the rights to money damages or other remedies being hereby specifically waived), and that such remedy shall be available only in those cases where Landlord shall have expressly agreed in writing not to unreasonably withhold its consent or approval or where as a matter of law Landlord may not unreasonably withhold its consent or approval.

R26.  PROHIBITED USES.

      A. Tenant agrees that the value of the demised premises and the reputation of the Landlord will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant Agrees that tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live

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            performances on the premises, nor permit use of the premises for nude modeling, or as a so-called rubber goods shops, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal Law Section 235.00.

      B. It is specifically understood and agreed that at no time shall the demised premises be used for living, sleeping, or any other residential purpose.

      C. Notwithstanding anything in Article 2 or elsewhere in this Lease to the contrary, Tenant shall not use or permit all or any part of the demised premises to be used for the: (i) storage for purpose of sale of any alcoholic beverage in the demised premises; (ii) storage for retail sale of any product or material in the demised premises;
            (iii) conduct of a manufacturing, printing or electronic data processing business, except that Tenant may operate business office reproducing equipment, electronic data processing equipment and other business machines for Tenant's own requirements (but shall not permit the use of any such equipment by or for the benefit of any party other than Tenant); (iv) rendition of any health or related services, conduct of a school or conduct of any business which results in the presence of the general public in the demised premises; (v) conduct of the business of an employment agency or executive search firm; (vi) conduct of any public auction, gathering, meeting or exhibition; (vii) conduct of banking and related financial business operations (except for a credit union and/or benefit plans for Tenant's employees) or a stock brokerage office or business, if such banking, financial or brokerage operations result in the presence of the general public in the demised premises.

      D. Tenant shall not use or permit all or any part of the demised premises to be used so as to impair the Building's character or dignity or impose any additional burden upon Landlord in its operation.

      E. Tenant shall not obtain or accept for use in the demised premises ice, drinking water, food, beverage, towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services for any party not theretofore approved by the Landlord (which party's charges shall not be excessive). Such services shall be furnished only at such hours, in such places within the demised premises and pursuant to such regulations as Landlord prescribes.

R24.  CONDITIONAL OFFER.

It is specifically understood and agreed that this Lease is offered to the Tenant for signature by the Managing Agent of the building solely in its capacity as such Agent and subject to the Landlord's acceptance and approval and that the Tenant has hereunto affixed its signature with the understanding that the said Lease shall not in any way bind the Landlord or its Agent until such time as the Landlord has approved said Lease and same is fully-executed and delivered to Tenant by an authorized agent of Landlord.

R27   ADDITIONAL RENT.

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Notwithstanding anything to the contrary contained in this Lease, any monies due
Landlord other than the Base Annual Rent are deemed to be additional rent ("Additional Rent"), and any default in the payment of Additional Rent shall give to Landlord the same remedies as it has with respect to a default in the payment of Base Annual Rent.

R28.  RENT CONCESSION.

Anything contained herein to the contrary notwithstanding, Tenant may occupy the demised premises Base Annual Rent free for the period beginning September 1, 1997 through to and inclusive of February 28, 1998. During this period the Tenant shall be responsible and shall pay for any and all Additional Rent charges provided for within the Lease for which Tenant will be billed on a monthly basis.

R29.  SECURITY.

      Supplementing Article 34.

If Landlord applies or retains any part of the security so deposited, Tenant, within ten (10) days of Landlord's demand, shall pay to Landlord as Additional Rent the amount so applied or retained so that Landlord shall have the full deposit as stated in Article 31. at all times during the term of this Lease. Failure to replenish the Security Account within ten (10) days shall be deemed a material default under this Lease.

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

R30.  NOTICE.

All notices required under this Agreement shall be in writing and shall be sent by Certified Mail, Return Receipt Requested to the address of party set forth below. Notice shall be deemed given five (5) business days after said notice, contained in a sealed properly addressed postage paid and certified envelope, is deposited in any official depository for United States Mail. Any party hereto may change the below set forth address to which notice addressed to said party is to be thereafter sent, by sending notice of said new address to the other party to this Lease. The addresses to which notices are to be sent (until said addresses are changed as herein authorized) are:

       LANDLORD:                    CLEMONS MANAGEMENT CORP.
                                    c/o Bernstein Real Estate
                                    855 Avenue of the Americas
                                    New York, NY 10001

       TENANT:                      At the Premises;
                                    (see also Insert 24)

In lieu of sending notice by certified mail, notice may be delivered by hand to the addressee at its address set forth herein (or at any new address as herein provided), in which event such notice shall be deemed given on the next business day following said actual delivery of said notice by hand.

R31.  SIGNS.

      A. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the demised premises or the Building or on the inside of the demised premises if the same can be seen from the outside of the demised premises, without the prior written consent of Landlord in each instance. Tenant shall comply with all of the laws, orders, rules and regulations of the governmental authorities having jurisdiction thereof, including zoning laws, building codes and as required by insurance underwriters. Tenant shall obtain and pay for all permits required therefor. In the event of the violation of the foregoing by Tenant and if Tenant has refused to remove same after reasonable notice from Landlord, Landlord may remove same without any liability to Tenant therefor, Landlord may charge the expense incurred by such removal to Tenant as Additional Rent. In the event that Tenant desires to make changes to their signage, Tenant must give Landlord written request of its intent, including a description of the alterations desired, such change is subject to the sole and absolute discretion of Landlord. Should Landlord consent to such change then the change shall be made by Landlord at Tenant's sole cost and expense.

      B. In the event Landlord or Landlord's representatives shall deem it necessary to remove any sign or signs in order to paint or to make any other repairs, alterations or improvements in or upon said premises, or the Building wherein the same is situated, or any part thereof, Landlord shall have the right to do so, provided the same be removed and replaced promptly at the Landlord's expense.

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                                       17

R32.  HEALTH AND SAFETY.

As a material condition of this Lease Tenant, at its sole cost and expense, covenants and agrees:

      C.    PEST CONTROL.

            To employ an exterminator, as may be necessary, to keep the demised premises free of insects and mice as necessary.

      D.    RUBBISH.

            To provide private carting for the removal of, and promptly dispose of all garbage, refuse, ashes and waste arising from the conduct of its business in the demised premises in accordance with any and all applicable municipal codes and regulations and in accordance with any rules and regulations of the Building which, in the judgment of Landlord, are necessary for the proper operation of the Building. All garbage that is retained in the premises shall be kept in covered receptacles. Any and all other reasonable safeguards that may be necessary so as to prevent the accumulation of such garbage or refuse from becoming a nuisance or interfering with the comfort of the other occupants of the Building of which the demised premises form a part shall be provided by Tenant at its own cost and expense.

      F.    FIRE CONTROL.

            To furnish and install in the demised premises all fire fighting equipment and all appurtenances thereto required by the government authorities having jurisdiction of the demised premises which may be required by the use of the demised premises.

      D.    DEMISED PREMISES.

            To maintain or cause to be maintained the demised premises in a clean and uncluttered, neat, sanitary and safe manner, and shall, at Tenant's sole cost and expense, provide or cause to be provided all maintenance supplies, materials and equipment necessary to maintain the demised premises in such a manner. Tenant further agrees, at its sole cost and expense, to keep the floors of the demised premises in a clean and condition.

      E.    ODORS.

            At all times to operate its business in the demised premises in such a manner so that no offensive odors shall be permitted to emanate therefrom or to be produces beyond the walls of the demised premises. For that purpose, Tenant will, at its sole cost and expense, install, utilize, maintain and replace, where necessary, an adequate ventilation system in the demised premises and any other equipment suitable to keep the Building, including the hallways, lobbies, other common areas, and the adjacent sidewalk, if applicable, free from offensive odors and fumes.

R33.  NOISE.

Tenant's right of QUIET ENJOYMENT as set forth in Article 23 of this Lease is modified as follows:

      Tenant or Tenant's successor-in-interest shall not create any noise levels which shall interfere with the quiet enjoyment of any tenants occupying other portions of the Building of which

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                                       18
      the demised premises are a part, nor of the neighbors of the Building. Tenant agrees to promptly notify Landlord in writing of all noise complaints or summons's which it receives in writing, and to submit a proposal reasonably satisfactory to Landlord as to how to handle same and assure that such complaints shall not recur. In the event that any legal action is brought against Landlord by any municipal authority having jurisdiction, arising out of noise emanating from the demised premises Tenant shall pay Landlord, as Additional Rent, all of the attorney's fees and disbursements incurred by Landlord in defending such an action.

R34.  MISCELLANEOUS.

      F. Tenant covenants and agrees that it shall not permit any loitering by its agents, servants or employees on the sidewalk or street in front of the demised premises.

      G. Supplementing the provisions of Article 17. hereof, if, at any time during the term hereof, Tenant suspends or otherwise discontinues operation of its business at the demised premises for a period of thirty (30) consecutive days as a result of Tenant's acts, Landlord may, in its sole discretion, treat same as a default on the part of Tenant of Tenant's obligations hereunder and Landlord shall be entitled to exercise the rights set forth in said Article 17. All of the remaining terms and provisions of Article 17. hereof shall remain unchanged.

R35.  TENANTS ALTERATIONS.

      H. Tenant covenants and agrees that it shall make only non-structural alterations to the demised premises ("Tenant's Alterations"). Tenant acknowledges and agrees that Landlord shall have no obligation to perform any work or make installations in the demised premises and that Tenant has fully inspected the demised premises and accepts the demised premises in its "as is" and "where is" condition.

      I. Tenant covenants and agrees that all material, work, labor, fixtures and installations required for completion of the demised premises and the continuous operation of Tenant's business thereat (collectively "Tenant's Alterations") shall be promptly performed and provided by Tenant, at Tenant's own cost and expense. Tenant's Alterations shall comply with all rules and regulations of governmental authorities having jurisdiction thereover and Tenant shall, at its own cost and expense, promptly procure all necessary and required permits, approvals and licenses in connection with Tenant's Alterations and the operation of Tenant' business.

      J. Plans and specifications for the demised premises and Tenant's installations therein (collectively "Tenant's Plans") shall be prepared by Tenant, at Tenant's own cost and expense, and all Tenant's Plans shall be subject to the prior written approval of Landlord and submitted to Bernstein Real Estate or Landlord's then managing agent. Tenant shall submit Tenant's Plans to Landlord for such approval such approval not to be unreasonably withheld or delayed. Landlord's approval of Tenant's Plans shall not be deemed a representation or warranty of any kind to the effect that Tenant's Plans satisfy the requirements or standards of any governmental authority having jurisdiction thereover.

      K. Within ten (10) days following Landlord's advice to Tenant that Tenant's Plans have been approved by Landlord, Tenant shall notify Landlord in writing of the names of the contractors who are to perform the Tenant's Alterations in the demised premises (individually or collectively "Tenant's Contractor"), and shall thereafter promptly furnish Landlord with such other information relating to Tenant's alterations as landlord may require. Tenant acknowledges that it shall not be permitted to

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                                       19
            commence Tenant's Alterations unless and until Tenant's Contractor shall have complied with Landlord's insurance requirements. Tenant agrees that, within twenty (20) days following Landlord's advice to Tenant that Tenant's Plans have been approved by Landlord, Tenant shall cause Tenant's Contractor to (i) comply with said insurance requirements, and (ii) commence performing Tenant's Alterations, which shall be diligently pursued to completion.

      L.    1.    As a precondition to Tenant being permitted to perform any
                  Tenant's Alterations, and throughout the entire period
                  Tenant's Alterations is being performed, it shall be the obligation of Tenant to require Tenant's Contractor to carry and maintain, at no expense to Landlord:

                  a) Comprehensive general liability insurance, including, but not limited to, contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection with limits, for each occurrence, of not less than $3,000,000 with respect to personal injury or death, and $1,000,000 with respect to property damage; and

                  b) Worker's compensation or similar insurance in form and amounts required by law.

            2. All policies of insurance required under Subsection E.1. of this Article shall name Landlord and Managing Agent as additional insureds, and certificates thereof shall be delivered to Landlord c/o Bernstein Real Estate or its then managing agent prior to the commencement of Tenant's Alterations.

            3. Tenant shall furnish Landlord a waiver of lien from each of Tenant's Contractor (in the form set forth on Exhibit B annexed hereto).

      F. Tenant covenants and agrees that Tenant shall (i) indemnify Landlord from, and hold Landlord harmless against, all claims, actions, proceedings, suits of any nature whatsoever including, but not limited to, property damage and/or personal injury and/or wrongful death, resulting from Tenant's Alterations at the demised premises and (ii) satisfy and pay any violations, summons, fines, notices, orders imposed against the Landlord, the demised premises and/or the Building by any governmental authority having jurisdiction thereover, resulting from Tenant's Alterations at the demised premises.

      G. Except with respect to the time periods set forth in Sections C and D of this Article, all of the remaining provisions of Sections B, E, F and G of this Article shall also apply to any and all alterations, installations, additions or improvements with Tenant is permitted to make in or to the demised premises pursuant to Article 3 hereof.

R36.  INTENTIONALLY OMMITED.

R37.  AIR CONDITIONING.

Prior to installing new or additional air conditioning unit or units in the demised premises, the Tenant shall first obtain the written consent of the Landlord or its Managing Agent. Tenant shall pay for all electrical current consumed in the operation thereof. In the event such unit or units utilize circulating water, it shall be equipped with an approved water conserving device and in connection therewith, Tenant shall install and maintain in good working order, at its own cost and expense, a

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                                       20
water meter which shall meter all make-up water used in such air conditioning equipment and shall pay for such water as per meter reading and in addition thereto, sewerage or any other charge, tax, or levy which now or hereafter is imposed by the City of New York in connection with said use of water. Any charge for electricity or water consumed as herein provided, shall be in addition to any other such charges as may be specified elsewhere in this Lease and shall be deemed to be additional rent and payable as such.

There now exists in the demised premises central air conditioning units and the appurtenant duct work for the demised premises. Landlord shall deliver the existing air conditioning unit in good working order at the start of this Lease. In the event that it becomes necessary to repair any part of the air conditioning unit during the term of this Lease, provided that said repair is not due to Tenant's improper use or negligence, and Tenant undertakes said repairs using Landlord's approved contractor, then upon Landlord's agent having determined that such repair was necessary and has been properly completed, Landlord shall reimburse Tenant for the amount that such repairs exceed one thousand dollars ($1,000.00) in any given year excluding routine maintenance and filters which is Tenant's sole responsibility and cost. Additionally, Tenant shall contract with Landlord's air conditioning contractor for annual service. The service contract must remain in full force and effect during the term of the Lease.

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

                                    Exhibit B
                                 WAIVER OF LIEN

Dated:

STATE OF NEW YORK
BOROUGH OF MANHATTAN

KNOW ALL MEN BY THESE, PRESENT, that the Undersigned being duly authorized by __________________ , for and in consideration of $ __________ representing the accumulated amount paid to the Undersigned, receipt whereof is hereby acknowledged does hereby WAIVE, RELEASE, and SURRENDER, any and all lien or claim or right of lien, to the date of this Waiver, for labor, materials, and/or services furnished upon the Premises situated in the Borough of Manhattan, State of New York and as described below:

----------------------------

                                            By:
                                                ------------------------

Subscribed and sworn to before me this ___ day of ____ My Commission expires
___________________
Notary Public ____________
      Notary Public

                                                          [ILLEGIBLE]     RE

INSERTS TO PRINTED FORM AND SUPPLEMENTAL RIDER PARAGRAPHS TO LEASE AGREEMENT, DATED AS OF SEPTEMBER 15, 1997, BETWEEN CLEMONS MANAGEMENT CORP., AS OWNER, AND THE STAR MEDIA NETWORK, INC., AS TENANT, COVERING PREMISES AT 29-33 WEST 36TH STREET, NEW YORK NY

--------------------------------------------------------------------------------

                             Inserts to Printed Form

1A.   structural

1B.   which consent shall not be unreasonably withheld or delayed.

1C.   [Intentionally Omitted]

1D.   which approval shall not be unreasonably withheld or delayed

2A.   reasonably

2B. Notwithstanding anything to the contrary contained in this Article 3 or elsewhere in this Lease, Tenant, shall be entitled to make non-structural alterations of a decorative nature to the Premises, from time to time, without Owner's consent, provided in each instance the cost thereof shall not exceed $25,000.00, Landlord receives prior notice of Tenant's intent and Tenant complies with Article 3 of this Lease.

3.    [Intentionally Deleted]

4. Notwithstanding anything to the contrary contained in Articles 4, 20, 27, 31 or elsewhere in this Lease, if, as a result of (i) repairs, alterations, additions or improvements made by or on behalf of Owner (not required by compliance with any new law or regulation), (ii) the interruption or stoppage of the plumbing, electric, heating, air-conditioning, elevator or other systems serving the demised premises (other than any interruption of stoppage because of inability to obtain parts or similar reason beyond the reasonable control of Owner) Tenant shall be completely unable to conduct business in the full demised premises for more than five (5) consecutive business days, then and in such event, the fixed rental and additional rental payable by Tenant under this Lease shall be abated from and after the sixth (6th) day of such interruption and until the date on which Tenant is able to conduct its business in the demised premises. Owner agrees to make any repairs required as quickly as possible under the circumstances and to use its best efforts not to interfere with Tenant's business operations.

5. Notwithstanding anything to the contrary in Article 6, Article 30, or elsewhere in this Lease, it is understood that Tenant shall not be required to incur any expense in connection with any improvements, repairs, additions, alterations or changes

      (collectively, "changes") required to be made to the demised premises or the building by reason of any departmental or governmental regulation, order or law, including, but not limited to, installation of sprinkler systems or other fire prevention or safety measures, and Owner shall be solely responsible therefor, unless the same are required by reason of Tenant's particular manner of use of the demised premises, provided, however, that Tenant, at Tenant's expense, shall make any such changes required by Tenant's alterations to the premises. Further notwithstanding anything to the contrary contained hereinabove, Tenant will contribute up to $1,000 in any lease year towards changes which would be the Owner's responsibility hereunder.

6.    or willful acts

7.    , contractors,

8. Counsel selected by Tenant's insurer shall be deemed accept able to Owner. Supplementing Article 8 and notwithstanding anything to the contrary contained therein or elsewhere in this Lease, Owner shall not be relieved from any liability to Tenant for, nor shall Tenant indemnify Owner against, any injury to persons or property, or any loss or damage, arising from the wilful misconduct or negligence of Owner, or its agents, contractors or employees.

9A.   fifteen (15)

9B.   [Intentionally Deleted]

9C. Notwithstanding anything to the contrary contained within this Article 9 or elsewhere within this Lease, except if the damage to the demised premises or building is due to Tenant's or Tenant's agents fault, carelessness, wilful misconduct or negligence, Tenant may terminate this Lease if Landlord, in its sole determination and within ninety days (90) after such casualty, determines that the premises or building cannot be repaired or replaced or rendered usable within one hundred and twenty
      (120) days from Landlord's determination.

      In addition, if the demised premises or the building are, in Landlord's sole determination, substantially damaged during the last year of the Lease and such damage is not due to Tenant's or Tenant's agents fault, carelessness, wilful misconduct or negligence, Tenant may cancel the Lease in accordance with this Paragraph.

      However, notwithstanding anything to the contrary contained herein, in the event that Landlord shall have comparable space ("Temporary Premises") available, accessible and useable in the Building within thirty (30) days of said casualty then Tenant shall occupy the Temporary Premises in accordance with the same terms, conditions, and covenants of this Lease until the demised premises are restored and may not cancel this Lease.

      In order to terminate the Lease according to this Article, Tenant shall, after Landlord's determination as provided above, give Landlord thirty
      (30) days written notice (registered mail, return receipt requested) of its intent to terminate.

10. Notwithstanding anything to the contrary contained in Article 11 hereof, or elsewhere in this Lease, Owner hereby consents from time to time to the subletting of all or portion of the demised premises, and the assignment of this Lease (i) to a business entity fifty (50%) percent or more of the outstanding interests in which are owned by Chase Capital Partners and/or Fernando Espuelas or entities under common control, (ii) to a business entity succeeding (by merger, consolidation or otherwise) to substantially all of Tenant's business assets at the demised premises, and (iii) to a business entity to which Tenant has sold substantially all of its business assets at the demised premises, provided, in the case of an assignment of this Lease, the assignee(s) agree, in writing, to observe the terms and conditions of this Lease to be performed by Tenant. Such sublet/assignment in (i) - (iii) are contingent upon Tenant's successor having an equal or greater net worth that Tenant as of the date hereof. Any such subtenant shall have the right to list its name on the door to the premises and on the lobby, floor and elevator directories (if any). Without limiting the foregoing, Owner agrees that no right to recapture all or a portion of the demised premises as set forth in subdivision B of Article R14, or any right to share in the rent or other consideration (however characterized and whether or not in excess of the rent and additional rent payable hereunder) received by Tenant from the assignee or sublessee, shall be applicable with respect to the assignments and sublettings contemplated in subdivisions (i) thru (iii) above. Tenant shall give written notice to Owner of the name and address of the assignee or sublessee, as the case may be, following any exercise of Tenant's rights herein. With respect to any other proposed sublettings or assignments, Tenant shall have the right to withdraw its notice of proposed assignment or subletting in the event that Owner elects to exercise any of its rights pursuant to said Article R14. The offering and/or sale or transfer of the stock of Tenant pursuant to any private placement memorandum or in connection with and following any public offering shall not be deemed an assignment of this Lease.

11. , unless arising from the negligence or willful misconduct of Owner, its agents, employees or contractors.

12.   after reasonable notice and during normal business hours

13.   reasonably

14. and do not materially and adversely affect Tenant's business operation or require the removal or relocation of any of Tenant' s improvements.

15. Notwithstanding the foregoing, except in event of emergency, as aforesaid, Owner shall not enter the demised premises except during regular business hours, upon reasonable notice to Tenant, accompanied by Tenant or its representative.

      Further supplementing Articles 4, 13, 18 and 20, and notwithstanding anything to the contrary contained therein or elsewhere herein, Owner agrees: (i) that in the exercise of its various rights under this Lease to make repairs, improvements, replacements, etc., and/or to have access to the demised premises, Owner agrees to make any repairs required as quickly as possible under the circumstances and to use all reasonable efforts so as not to interfere with the operation of Tenant's business, and Owner shall promptly repair any damage to the demised premises arising therefrom, and (ii) whenever it is provided in this Lease that Owner may recover from Tenant (or be indemnified by Tenant as to) attorneys' fees, costs and/or expenses, such fees, costs and expenses shall be reasonable in amount.

16.   [Intentionally Omitted]

17.   seven (7) days notice

18.   [Intentionally Omitted]

19.   fifteen (15)

20.   within seven (7) days after written notice from Owner

21.   [Intentionally Omitted]

22. (except for the electrical, heating, and air-conditioning equipment and systems which shall be in good working order on the date of delivery of possession, and except as may otherwise be set forth herein),

23.   [Intentionally Omitted)

24. two (2) business days after the date of mailing of the same in the manner hereinabove required. A copy of any notice to Tenant shall be sent simultaneously, by certified mail, return receipt requested, Tenant's attorneys, Stern, Wiener & Levy, (Attention: Robert N. Pellegrino, Esq.), at 950 Third Avenue, New York, New York 10022. Notices to Owner shall also be deemed given two (2) business days after the date the same are mailed in accordance with the following sentence.

25.   [Intentionally Omitted]

26. shall not then be in default of this Lease (beyond any applicable grace and notice period, if any)

27.   [Intentionally Omitted]

28.   and non-discriminatory

29. All rule and regulations shall be enforced against Tenant in a non-discriminatory manner. In the event of any conflict between the terms and conditions of any Rules and Regulations now or hereafter adopted by Owner and any other provisions of this Lease, the other provisions of this Lease shall control.

30. other than arising from the negligence or willful acts of Tenant, its employees, agents, contractors, licensees and/or invitees.

31. Owner, from time to time, upon at least ten (10) days prior notice from Tenant, shall execute, acknowledge and deliver such certificate to Tenant, and/or to any such other person, firm or corporation as aforesaid.

                                   ----------

                          Supplemental Rider Paragraphs

1. Notwithstanding anything to the contrary contained in Paragraph R7, the term "real estate taxes" shall not include any additional real estate taxes arising from any enlargement of the demised premises or to the building of which the demised premises forms a part, it being agreed that Tenant shall have the burden of proving the existence of any increase attributable to any such enlargement.

2. Notwithstanding anything to the contrary contained in the Guaranty annexed hereto or anywhere else in this Lease, one time during the term of this Lease and provided that Tenant is not then in default of this Lease beyond any grace or applicable cure period, if any, Owner agrees to release the Guarantor from any further liability under the

      Guaranty from and after the date on which Tenant elects to tender to Landlord an additional three (3) months Base Annual Rent("Extra Security") as security (based on the then current rental rate). In that event only, Owner agrees to return to Tenant one month of the Extra Security in September 2000 and one month of the Extra Security in September 2001 in the form a rental credit. (ie. If Tenant tendered $21,000.00 of Extra Security in accordance with this Paragraph, then in September 2000 Landlord would return $7,000.00 and in September 2001 Landlord would return $7,000.00 with Landlord retaining the remaining $7,000.00 of Extra Security as security.)

                                    Guaranty

      A. As an inducement to Clemons Management Corp. ("Landlord"), to enter into an agreement of lease dated as of September 15, 1997 (the "Lease") with The Star Media Network, Inc. ("Tenant") for the premises located on the Entire Fifth Floor of the building known as 29--33 West 36th, New York, New York, (the "demised premises") the undersigned hereby absolutely, unconditionally and irrevocably guarantees to Landlord all Base Annual Rent and Additional Rent and other charges payable by Tenant under the Lease (hereinafter collectively referred to as "Accrued Rent"), up to the "Surrender Date". The "Surrender Date" means the date that Tenant shall have performed all of the following: (a) vacated and surrendered the demised premises to Landlord (or its managing agent) free of all subleases or licensees and in broom clean condition, and Tenant has so notified Landlord or such agent in writing and (b) delivered the keys to the doors to the demised premises to Landlord (or its managing agent).

      B. Guarantor shall not be liable under this Guaranty for any Base Annual Rent, Additional Rent or other charges or payments accruing under the Lease after the Surrender Date. Any security deposit under the Lease shall not be credited against amounts payable by Tenant, or by Guarantor under the terms of this Guaranty. The acceptance by Landlord of payments under this Guaranty or the acceptance of a surrender of the demised premises shall not be deemed a release or waiver by Landlord of any obligation of the Tenant under the Lease, and Tenant's obligations shall survive such acceptance and surrender.

      C Notwithstanding any payments made by Guarantor hereunder, the Guarantor shall not be subrogated to any of the rights of Landlord against Tenant for any payment, nor shall the Guarantor seek any reimbursement from Tenant in respect of payments made by such Guarantor hereunder until all of the amounts due or becoming due to Landlord under the Lease have been paid.

      D. This Guaranty is absolute and unconditional and is a guaranty of payment and performance, not of collection. This Guaranty may be enforced without the necessity of resorting to or exhausting any other security or remedy, and without the necessity at any time of having recourse to Tenant. The validity of this Guaranty shall not be affected or impaired by reason of the assertion by Landlord against Tenant of the rights or remedies reserved to Landlord under the Lease. Guarantor agrees that this Guaranty shall remain in force and effect as to any assignment, transfer, renewal, modification or extension of the Lease (excepting a public offering of the stock of Tenant or any entity which wholly controls Tenant as provided herein in Paragraph I below) whether or not Guarantor shall have received any notice of or consented to such renewal, modification, extension, assignment or transfer.

      E. The granting of any extension of time or the forbearance or failure of Landlord to insist upon strict performance or observance of any of the terms of The Lease, or otherwise to exercise any right therein contained, shall not be construed as a waiver as against Tenant or Guarantor of any such term or right and the same shall continue and remain in full force and effect. Receipt by Landlord of Rent with knowledge of the breach of any provision of the Lease shall not be deemed a waiver of such breach. The Guarantor waives notice of any and all defaults by Tenant in the payment of Base Annual Rent, Additional Rent, or other charges, and waives notice of any and all defaults by Tenant in the performance of any of the terms, of the Lease on Tenant's part to be performed.

      F. Guarantor further agrees that if Tenant becomes insolvent or shall be adjudicated a bankrupt or shall file for reorganization or similar relief or if such petition is filed by creditors of Tenant, under any present or future Federal or State law, Guarantor's obligations hereunder may nevertheless be enforced against the Guarantor. The termination of the Lease pursuant to the exercise of any rights of a trustee or receiver in any of the foregoing proceedings, shall not affect Guarantor's obligation hereunder or create in Guarantor any setoff against such obligation. Neither Guarantor's obligation under this Guaranty nor any remedy for enforcement thereof, shall be impaired, modified or limited in any manner whatsoever by any impairment, modification, waiver or discharge resulting from the operation of any present or future provision under the National Bankruptcy Act or any other statute or decision of any court. Guarantor further agrees that its liability under this Guaranty shall be primary and that in any right of action which may accrue to Landlord under the Lease, Landlord may, at its option, proceed against Guarantor or Tenant without having commenced any action against or having obtained any judgment against Tenant or Guarantor.

      G. Guarantor will pay reasonable attorneys' fees, court costs and other expenses incurred by Landlord in enforcing or attempting to enforce this Guaranty.

      H. This Guaranty is made and delivered in New York, New York and shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to the conflicts of laws principles thereof. Guarantor hereby waives any right to trial by jury in any action or proceeding arising out of This Guaranty.

      I. Notwithstanding anything to the contrary contained hereinabove, Guarantor's liability hereunder shall extend only to the payment of Base Annual Rent and Additional Rent as set forth in R7 and Article 30 of the Lease until the sooner of (i) the Surrender Date or (ii) the date on which Tenant deposits additional security in strict accordance with Supplemental Rider Paragraph 2, or (iii) the date on which a public offering of the stock of Tenant or an entity which wholly controls Tenant is registered for a public offering and such public offering commences.

      J. All terms and provisions herein shall inure to the benefit of the assigns and successors of Landlord and shall be binding upon the assigns and successors of Guarantor.

IN WITNESS WHEREOF, the Guarantors have signed this Guaranty on the _______ day of

             [ILLEGIBLE]
--------------------------------------
              Guarantor

SS#:  044729976

On the 16th day of September 1997 before me personally came to me known and known to me to be the individual described in, and who executed the foregoing guaranty, and he duly acknowledged to me that he executed the same.

                                                      /s/ Donna A. Morales
                                                      ---------------------

                                                        DONNA A. MORALES
                                                Notary Public, State of New York
                                                         No. 01M05062926
                                                    Qualified in Kings County
                                                 Commission Expires July 8, 1998

                               AMENDMENT TO LEASE

This Agreement made as of the April 8, 1998, between Clemons Management Corp. c/o Bernstein Real Estate, 855 Avenue of the Americas, New York, NY 10001, ("Landlord"), and Star Media Network, Inc., having offices at 29-33 West 36th Street, New York, NY, ("Tenant").

                                   WITNESSETH

WHEREAS, by Lease dated September 15, 1997 Landlord leased to Tenant, the Entire Fifth (5th) Floor ("demised premises") as presently occupied by Tenant in the building known as 29-33 West 36th Street, New York, NY, for a term of five (5) years beginning 9/01/97 and ending on 08/31/02 (as modified hereby, altogether the "Lease"); and

WHEREAS, Tenant presently occupies the demised premises and is now the owner and holder of the aforesaid Lease, and

WHEREAS, Landlord, and Tenant are desirous of modifying the Lease:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, ten dollars ($10.00) (the receipt and sufficiency of which is hereby acknowledged) and other good and valuable consideration, it is agreed between the parties that the Lease shall be amended as follows:

1. Demised Premises: Effective as of the date first set forth above, the demised premises shall also include the Entire 3rd Floor ("Additional Space") of the Building. Landlord shall deliver possession of the Additional Space in "as is" condition upon the execution of this Agreement.

2. Rent: Supplementing R5. of the Lease and effective 5/1/98, the Base Annual Rent for the Additional Space shall be as follows:
      $84,504.00 from 5/1/98 to 4/30/99   ($7,042.00 per month)
      $87,458.00 from 5/1/99 to 4/30/00   ($7,288.25 per month)
      $90,519.00 from 5/1/00 to 4/30/01   ($7,543.25 per month)
      $93,687.00 from 5/1/01 to 4/30/02   ($7,807.25 per month)
      $96,966.00 from 5/1/02 to 4/30/03   ($8,080.50 per month)

      The term for the Additional Space shall end on 8/31/02, if not earlier terminated by operation of law, in accordance with the Lease or otherwise.

3. Real Estate Taxes: Supplementing Article R7(A) and R7(D) of the Lease and effective 5/1/98, Tenant shall pay eight point three three percent (8.33%) as Additional Rent for the Additional Space. Supplementing R7(C) of the Lease and effective 5/1/98, Tenant's Base Tax Year for the Additional Space only shall be 1998/1999.

4. Security Deposit: Supplementing Article 32 of the Lease and upon the execution of this Agreement, Tenant shall deposit with Landlord fourteen thousand eighty three dollars and thirty four cents ($14,083.34) as security for the Additional Space so that Landlord shall now hold a total of twenty eight thousand one hundred sixty six dollars and sixty eight cents ($28,166.68) as security under the Lease.

5.    Loan and Default:

      A.

            (i) As a material inducement to Landlord to enter into this Amendment to the Lease, Tenant has agreed to spend not less than eighty thousand dollars ($80,000.00) in making certain leasehold improvements (collectively the "Improvements") to the demised premises, which Improvements are more specifically described in Exhibit A attached hereto and made a part hereof and which shall be made in accordance with the Lease, including but not limited to Article 3, 6 and R35 thereof.

            (ii) In connection with the Improvements, Landlord has agreed to make, and Tenant has agreed to accept, a loan (the "Loan") from Landlord in the principal sum of eighty thousand dollars ($80,000.00) to be paid out in accordance with Paragraph B below (the "Note") and as evidenced by a certain Promissory Note of an even date herewith (see Exhibit B1 attached hereto and made a part hereof). Tenant hereby specifically acknowledges and agrees that the Note and this Lease are hereby cross-defaulted so that any default under the Note shall constitute a default under this Lease and any default under this Lease shall constitute a default under the Note entitling Landlord, in its capacity as Landlord under this Lease or a Holder under the Note, in either event without limitation, to exercise such rights and remedies as set forth in this Lease and the Note and/or which may be available to Landlord at law or in equity.

            (iii) Upon execution of this Agreement, Tenant shall deposit with
                  Landlord a sum of fifteen thousand dollars ($15,000.00) as security for the Loan either in the form of a clear, irrevocable, self-renewing sight draft or an "evergreen" letter of credit substantially in the form of exhibit C annexed hereto and made a part hereof ("Letter of Credit"). Said Letter of Credit shall be issued by any commercial bank in the State and City of New York ("Issuing Bank") and shall be capable of being presented for payment in the City of New York. Payment under the Letter of Credit shall be made to Landlord upon Landlord's written notice to the Issuing Bank of Tenant's default under the Lease and/or the Note. Provided that Tenant is not in default of all the terms, conditions and covenants of this Lease at the time Tenant repays the Note as set forth in this Article said $15,000.00 shall be returned to Tenant.

      B.    (i)   All sums advanced pursuant to the Note shall be deemed
                  advances of the Loan and shall be advanced by Landlord to Tenant, from time-to-time, at Landlord's option, whether to Tenant or directly to the General Contractor or to any other contractor(s) or subcontractor(s) against the requisitions by Tenant for payment for work ("Work") completed by the respective General Contractor, contractor(s) and/or subcontractor(s). Each advance by

                                                          ----------    ------
                                                          [ILLEGIBLE]     RE
                                                          ----------    ------
                                                           Landlord     Tenant

                  Landlord shall be subject to receipt by Landlord of the following:

                  (a) Approval by Landlord of the contractor and/or subcontractors;

                  (b)   Verifiable invoices for the Work;

                  (c) Certification signed by an authorized officer of Tenant stating that (1) the Work has been completed in accordance with Exhibit A; (2) the amount of the invoice is consistent with Tenant's construction contract with the contractor and/or subcontractor submitting the invoice; and (3) that is was completed to Tenant's satisfaction;

                  (d) Certification by Tenant architect that the Work has been completed accordance with Exhibit A;

            (ii) Payment for Work completed is hereby made expressly contingent upon delivery by Tenant to Landlord of a Partial Lien Waiver in the amount of the payment and a Final Lien Waiver and General Release upon completion of the Work (or the Improvement, as the case may be). Each Partial Lien Waiver, Final Lien Waiver and General Release to be executed in recordable form by the respective General Contractor, contractor(s) and subcontractor(s). The form of the Partial Lien Waiver and the Final Lien Waiver and General Release shall be substantially in the form of Exhibit B annexed hereto and made a part hereof. Neither Landlord or Tenant shall deliver payment for the Work without delivery to Landlord of the appropriate Partial Lien Waiver, Final Lien Waiver or General Release. The failure by Tenant to furnish Landlord with the aforesaid Waiver's or General Release shall be deemed a material default under this Lease.*

                  *Shall be in form reasonably acceptable to Landlord's attorney.

6. Landlord's Work: Adding Article R38 to the Lease and pertaining solely to the Additional Space,

      1.    Demolition as per Tenant's Plans (see attached Exhibit A);

      2. Upgrade restrooms to make similar to restrooms on 5th Floor of the Building;

      3. Deliver 200 amp 3 phase electrical service to the panel box located on the 3rd Floor;

      4. Patch ceiling, columns, beams and walls (including the closing of the easterly wall window openings);

      5. Deliver and install one fifteen (15) ton air-cooled air conditioning unit. Tenant shall provide duct work and maintain and repair both unit and ducts throughout term of Lease;

      6.    Patch and repair floor to make ready for carpet;

      7.    Repair and seal rear windows, as needed; and

      8.    Reverse direction of nine (9) sprinkler heads.

      9.    Paint shell as needed

      Landlord's Work, as described above, shall be a one-time, non-recurring obligation of Landlord.

7. Guaranty: Supplementing the Guaranty attached to the Lease for the demised premises,

                                                          ----------    ------
                                                          [ILLEGIBLE]     RE
                                                          ----------    ------
                                                           Landlord     Tenant
      dated 9/15/97 and signed by Fernando Espoulas, individually, effective 5/1/98, the Guaranty shall also include the Additional Space.

8. Water Charges: Supplementing Article 29 of the Lease and effective 5/1/98, Tenant shall pay an additional twenty five ($25.00) as water charges for the Additional Space.

9.    Option to Expand, Adding Article R39 to the Lease:

      As of the date of this Amendment and for the purposes of this Article Olivieri Footwear, Inc. ("Olivieri") is the current tenant-in-possession of 6th and 12th Floors under a lease dated 12/22/95 and as amended on 7/30/97 ("Documents"). Under such Documents, Tenant understands that Olivieri has the right to elect to cancel its possession of either the 6th or 12th Floor ("Canceled Space") on or about 7/31/98, Olivieri's notice to be given to Landlord on or about 4/30/98. Landlord and Tenant agree that, in the event that Olivieri properly exercises its right to cancel either the 6th or the 12th Floor then Landlord shall give Tenant notice of such cancellation ("Cancellation Notice"). Provided that (i) Tenant is not in default of any of the terms, covenants or conditions of the Lease, (ii) this Lease shall not have been terminated or transferred and (iii) Tenant is in possession of the demised premises (iv) Tenant is not is bankruptcy, then in that event only Tenant shall have the one-time option to expand the demised premises by entering into a lease for the Canceled Space ("Option"). The Option for such Canceled Space, if any, shall remain open for a period of fourteen (14) days only beginning on the day that Landlord or its agent gives Cancellation Notice to Tenant. Tenant must enter into a lease amendment expanding the demised premises within fourteen (14) days after Landlord supplies Tenant with the pertinent lease amendment document.

      In the event that Tenant properly exercises its Option to Expand under this Article, if any, and Landlord and Tenant enter into a lease amendment addition the Canceled Space to the demised premises then the Base Annual Rent shall be increased by $13.00 per square foot multiplied by the square footage of such Canceled Space. Additionally, Tenant's proportionate share for Real Estate Taxes under R5 of the Lease shall be increased by an additional 8.33% effective as of the date which is the first day of such lease amendment. The Base Tax Year for the Canceled Space shall be 1998/1999. Landlord agrees that, in the event of such a lease amendment, it shall demolish the Canceled Space and complete the same work as set forth in Article R38 hereof to the Canceled Space except that Landlord shall not be required to install a new air conditioning unit in the Canceled Space if an air conditioning unit is serving the Canceled Space and is in good working order, in Landlord's sole and unreviewable judgment. Rent shall commence five (5) days after Landlord substantially completes the work set forth above to the Canceled Space and delivers possession thereof to Tenant.

10.   Option to Renew, Adding Article R40 to the Lease:

      A. Provided that (i) Tenant is not in default of any of the terms, conditions or covenant of this Lease, (ii) that this Lease shall not have been terminated or transferred (iii)

                                                          ----------    ------
                                                          [ILLEGIBLE]     RE
                                                          ----------    ------
                                                           Landlord     Tenant
      that Tenant is still in possession of the entire demised premises (plus additional space, if any, added under Article R39 above), (iv) that Tenant is not in bankruptcy, and (v) that Tenant gave to Landlord written notice of its intent to renew under this Article at least six (6) months prior to the Lease Expiration Date, then in that event only, Landlord and Tenant shall enter into a written lease amendment to extend the term of this Lease for a term of five (5) years only ("Renewal Period") on the same terms and conditions as are contained in this Lease except that the Base Annual Rent for the Renewal Period shall be at Fair Market Value, as determined below. However, in no event shall the Base Annual Rent for the Renewal Period be lower than the combined Base Annual Rent and Additional Rent due at the end of the term of this Amendment.

B. For the purposes of this Article only, the fair market value ("Fair Market Value" or "FMV") of the demised premises for the Renewal Period shall be determined in the following manner:

      1. Landlord and Tenant shall seek to agree as to the fair market rental value of the demised premises by taking into consideration the fair market rental value of untenanted space of a similar size and in similar condition in comparable Manhattan office buildings, including this Building, for a comparable term.

      2. In the event that Landlord and Tenant cannot agree to the FMV of the demised premises under Paragraph 1 above within two (2) weeks of Tenant's notice to Landlord of Tenant's intent to renew, then both Landlord and Tenant, no later than one (1) week thereafter, shall give written notice to the other party setting forth the party's proposed annual fair market rental value that such party asserts is the basis for the Base Annual Rent which should be paid by Tenant hereunder. In addition, the party's shall include in such notice the name and address of the person that party elects to designate as an arbitrator on its behalf (notice altogether "Designation Notice"). If either party fails to make such designation then that arbitrator shall be appointed by the American Arbitration Association in accordance with Paragraph 3 below. In such an event, the FMV shall be determined by arbitration as hereinafter provided.

      3. In the event of an arbitration to decide the FMV as set forth in Paragraph 2 above, the arbitrators shall be licensed real estate brokers or appraisers doing business in the City and State of New York and shall have not less than 10 years active experience as such. In making their determinations, the arbitrators shall consider the same factors as set forth in Paragraph 1 above and shall select either the annual fair market rental value proposed by Landlord or Tenant in notices required in Paragraph 2 above. The arbitration shall proceed in accordance with the below.

      4. In the event that the FMV has not been determined at the time that the Renewal Period under R40 is to begin then Tenant shall occupy the pertinent space at the rate proposed by Landlord under Paragraph 2 above pending the

                                                          ----------    ------
                                                          [ILLEGIBLE]     RE
                                                          ----------    ------
                                                           Landlord     Tenant

12. In all other respects, the terms covenants, provisions and conditions of the Lease are hereby ratified and confirmed.

IN WITNESS THEREOF, the parties hereto have hereunto set their hands and seals as of the date and year first above written.

Clemons Management Corp.
By Bernstein Management Corp.
D/b/a Bernstein Real Estate, as Agent

By: /s/ Vincent Terranova
    --------------------------
Vincent Terranova,
Executive Vice President


Star Media Network, Inc.

By: /s/ [ILLEGIBLE]
    --------------------------

On the     day of March, 1998, before me personally came the above person who is known to me and who did acknowledge to me that he is an officer of Star Media Network, Inc. and he executed this Agreement.

                                                          ----------    ------
                                                          [ILLEGIBLE]     RE
                                                          ----------    ------
                                                           Landlord     Tenant

                                 PROMISSORY NOTE

$ 80,000.00                                                       April   , 1998
                                                                  New York, N.Y.

      FOR VALUE RECEIVED, STAR MEDIA NETWORK, INC., a New York corporation, having an office at 29 33 West 36th Street, New York, N.Y. (hereinafter referred to as "Maker"), promises to pay to the order of CLEMONS MANAGEMENT CORP., a New York corporation, having an office at c/o Bernstein Real Estate, 855 Avenue of the Americas, New York, N.Y. (hereinafter referred to as "Holder") the principal sum of Eighty Thousand and 00/100 ($80,000.00) with interest thereon at the rate of nine percent (9.0%) per annum with principal and interest to be paid in forty-eight (48) equal and consecutive monthly installments of One-Thousand Nine-Hundred Ninety and 81/100ths ($1,990.81) Dollars each on the 1st day of each month commencing on August 1, 1998 through and including July 1, 2002, when any then unpaid balance of the principal and interest shall be due and payable.*

      The payment due hereunder shall be made payable to the order of Clemons Management Corp., or the then holder hereof, and payment shall be made by delivery of a check of Maker to Holder drawn on any bank, savings bank, trust company or savings and loan association having a banking office in the State of New York, or at such other place as the Holder hereof may designate from time to time in writing.

      This Note is issued pursuant to and is entitled to the benefits of the provisions of a certain Lease ("Lease") dated the date hereof between Holder, as Owner, and Maker, as Tenant, for the promises located at the Entire Third and Fifth Floors in the building located at 29-33 West 36th Street, New York, N.Y. In addition to the security set forth in the Lease, the payment of this Note is further occured by a certain irrevocable sight draft "evergreen" Letter of Credit in the sum of fifteen thousand ($15,000.00) dollars as more specifically described in the Lease. The Letter of Credit has been issued by a commercial bank located in the State, City and County of New York and may be presented for payment at a location within the State, City and County of New York.

      The entire amount of this Note shall become immediately due

* In the event if the eighty thousand dollars has not been advanced by July 1, 1998, then the payments under the note will be adjusted so that interest only shall be payable on the amount advanced and when the eighty thousand dollars has been advanced the 48 equal monthly installments shall commence and run consecutively. If there shall not be remaining 48 months in the term of the lease at the time the eighty thousand dollars has been fully advanced then the installment due in the last month of the term shall include the balance of principal then remaining and any unpaid interest.

and payable upon the the failure of Maker to make a payment due hereunder or the occurrence of an Event of Default under the Lease. An Event of Default under this Note shall have the same meaning as an Event of Default as specified in the Lease.

      Upon the occurrence of an Event of Default, whether upon maturity, acceleration or otherwise, interest shall thereafter accrue upon the unpaid principal balance at the highest rate per annum permissible by law; however, this provision shall not be construed to extend the maturity date.

      The Holder hereof may collect a "late charge" in an amount equal to six percent (6%) of any installment of interest, which is not received by the Holder hereof at the place designated herein for payment on or before the tenth (10th) day of the month in which such payment is due. The failure, or delay, by the Holder to enforce its rights under this Note, including, but not limited to, requiring Maker to pay immediately in full any and all sums due and owing under this Note following an event of default by Maker, shall not result in a waiver, or loss, by Holder of its rights under this Note nor shall such failure, or delay, by Holder in enforcing its rights under this Note relieve Maker of any of her obligations hereunder. The Holder may waive or delay enforcing a right under this Note without waving other rights the Holder may have hereunder. The Holder need not give Maker notice of its waiver or delay, of its rights under this Note.

      All payments hereunder shall be made in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

      If the Holder, or then holder hereof, retains counsel for the purpose of collecting any money which may be due under this Note, or to protect its interests herein, then and in that event, Maker hereby agrees to pay to the Holder, or then Holder hereof, counsel fees, the amount of which is hereby expressly fixed at fifteen percent (15%) of the then unpaid balance of this Note, and such counsel fees and all disbursements incurred by the Holder, or then holder hereof, shall be added to the indebtedness and shall be and are hereby made part of the debt due under this Note, and shall be payable on demand. Said counsel fees are in no event to affect, but are to be paid in addition to, any statutory court costs and disbursements.

      The Maker reserves the right to prepay this Note in whole or in part without any premiums or penalties.

      All payments received by the Holder shall be applied first on account of interest; second, to pay unpaid late charges; and third on account of principal.

      If a law which applies to this loan and which sets maximum loan charges is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then (i) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and any sums already collected from Maker by Holder which exceeded permitted limits will be applied to the reduction of principal due under this Note and shall be treated by the Holder as a partial prepayment under this Note.

      The Maker hereby waives diligence, demand, presentment, notice of non-payment and protest, dishonor and non-payment and consents to any extension of time or payment hereof made after maturity by Agreement with Maker, with or without notice.

      This Note has been executed and delivered in the County, City and State of New York and shall be construed and interpreted in accordance with, and governed by, the laws off the State of New York, without application of the principles of conflicts of law.

      All notices or demands to be given under this Note shall be in writing and shall be served by personal delivery or registered or certified mail, return receipt requested, addressed as follows: (i) to the Holder at the address first set forth above, and (ii) to the Maker at The Fifth Floor, 29-33 West 36th Street, New York, N.Y. or to such other address as each party may hereafter designate by notice delivered in accordance herewith. All notice, demands, or other communications required hereunder shall be deemed given on the third day following deposit thereof in the U.S. mail or, in the case of personal delivery, on the date of such delivery.

                                                    Star Media Network, Inc.


                                                By: /s/ [ILLEGIBLE]
                                                    ----------------------------

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

      On the 15th day of April, 1998 before me personally appeared Fernando Espuelas to me known, who being by me duly sworn, did depose and say that he resides at 156 Everett Rd., Easton CT 06612; that he is he CEO of Star Media Network, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                                    /s/ William S. Marbit
                                            ------------------------------------
                                                            Notary

                                                      WILLIAM S. MARBIT
                                              Notary Public, State of New York
                                                       No. 31-4653555
                                                Qualified in New York County
                                            Certificate Filed in New York County
                                            Commission Expires November 30, 1999

                                   Exhibit "C"
                                 [NAME OF BANK]

Clemons Management Corp.                            Irrevocable Letter of Credit
                                                    [Date]

[ADDRESS]

Dear Sirs:

      We hereby authorize you to draw, at any time and from time to time on (name of bank), New York, New York

FOR ACCOUNT OF                Star Media Network, Inc.
UP TO THE AGGREGATE OF        Fifteen thousand ($15,00.00) DOLLARS U.S. Currency

AVAILABLE BY YOUR DRAFTS AT SIGHT, accompanied by:

      Your written statement that you are entitled to draw against the Letter of Credit by reason of a default pursuant to a lease dated as of September 15, 1997 and as modified by an amendment dated March 13, 1998 between Clemons Management Corp., Landlord and Star Media Network, Inc., Tenant.

      It is a condition of this Letter of Credit that it shall be extended for an additional period of one year from the present or future expiration date hereof unless thirty days prior to such date we shall notify you in writing by certified mail, return receipt requested, that we elect not to renew this Letter of Credit for such additional period. Upon receipt by you of such notice you may draw hereunder by means of your draft on us at sight accompanied by your written statement that you have not received an appropriate renewal of this Letter of Credit. All drafts drawn under this Credit must bear on their face the clause "DRAWN UNDER (name of bank) CREDIT NO."

      This standby Letter of Credit and the payment is irrevocable and not otherwise conditional and shall not be subject to any defense, counterclaim or offset nor shall the payment thereof be subject to any restraint, injunction or other delay in payment.

      Except so far as otherwise expressly stated, this Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce, Publication No. 500.

      We hereby agree with the drawers of drafts drawn in compliance with the terms of this Letter of Credit, that the same shall be duly honored on presentation to the drawee.

                                                         Yours very truly,


                                                        /s/ [ILLEGIBLE]
                                                        ------------------------
                                                        AUTHORIZED SIGNATURE

                                                       -------------------------
                                                       [INITIALS]     [INITIALS]
                                                       -------------------------
                                                        Landlord        Tenant

                            SECOND AMENDMENT TO LEASE

This Agreement made as of the August 27, 1998, between Clemons Management Corp. c/o Bernstein Real Estate, 855 Avenue of the Americas, New York, NY 10001, ("Landlord"), and Star Media Network, Inc., having offices at 29-33 West 36th Street, New York, NY, ("Tenant").

                                   WITNESSETH

WHEREAS, by Lease dated September 15, 1997 Landlord leased to Tenant, the Entire Fifth (5th) Floor in the building known as 29-33 West 36th Street, New York, NY, for a term of five (5) years beginning 9/01/97 and ending on 08/31/02; and

WHEREAS, by Amendment to Lease dated April 8, 1998 Landlord leased to Tenant the Entire Third Floor in addition to the Entire Fifth Floor;

WHEREAS, Tenant presently occupies the demised premises and is now the owner and holder of the aforesaid Lease, and

WHEREAS, Landlord, and Tenant are desirous of modifying the Lease:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, ten dollars ($10.00) (the receipt and sufficiency of which is hereby acknowledged) and other good and valuable consideration, it is agreed between the parties that the Lease shall be amended as follows (altogether, as modified, the "Lease"):

1. Demised Premises: Effective as of the date first set forth above, the demised premises shall now also include the Entire Eighth Floor ("Second Additional Space") (altogether the "demised premises") of the Building. Landlord shall deliver possession of the Additional Space in "as is" condition upon the execution of this Agreement.

2.    Term for the Entire demised premises and Rent for Third Floor and Fifth
      Floor: Effective as of the date first set forth above, the term under the Lease shall be extended from 08/31/02 to 8/31/03 (8/31/03 now being the "Lease Expiration Date" under the Lease as amended). The Base Annual Rent due in the last year of the Lease for the 3rd and 5th Floors, respectively, shall be as follows:

      3rd Floor     5/1/02 - 4/30/03  $96,966.00 ($8,030.50 per month)
      3rd Floor     5/1/03-- 8/31/03  $100,359.81 ($8,363.32 per month)
      5th Floor     9/1/02-- 8/31/03  $100,366.02 ($3,363.83 per month)

3. Rent for the Eighth Floor: Supplementing R5. of the Lease and effective as of the date hereof, the Base Annual Rent for the Second Additional Space shall be as follows:

      $91,000.00 from 9/1/98 to 8/31/99   ($7,583.34 per month)
      $94,185.00 from 9/1/99 to 8/31/00   ($7,848.75 per month)
      $97,481.00 from 9/1/00 to 8/31/01   ($8,123.42 per month)
      $100.893.00 from 9/1/01 to 8/31/02  ($8,407.75 per month)
      $104,424.00 from 9/1/02 to 8/31/03  ($8,702.00 per month)

      Notwithstanding the foregoing and provided that Tenant is not in default of any of the terms of the Lease, is not in bankruptcy and is in possession of the demised premises, Tenant shall occupy the Second Additional Space Base Annual Rent free from 9/1/98 through to and including 10/31/98. Tenant, however, shall be responsible for all other charges and additional rent such as utilities due under the Lease.

4. Real Estate Taxes: Supplementing Article R7(A) and R7(D) of the Lease and effective 7/1/99, Tenant shall pay eight point three three percent (8.33%) as Additional Rent for the Second Additional Space. Supplementing R7(C) of the Lease and effective 7/1/99, Tenant's Base Tax Year for the Second Additional Space shall be 1998/1999, Notwithstanding the foregoing, Tenant shall not be required to pay any escalation for Real Estate Taxes for the Second Additional Space prior to 9/1/99.

5.    Loan and Default:

      A.

            (i) As a material inducement to Landlord to enter into this Amendment to the

                                                       -------------------------
                                                       [INITIALS]     [INITIALS]
                                                       -------------------------
                                                        Landlord        Tenant

                  Lease, Tenant has agreed to spend not less than eighty thousand dollars ($80,000.00) in making certain leasehold improvements (collectively the "Improvements") to the Second Additional Space, which Improvements are more specifically described in Exhibit A attached hereto and made a part hereof and which shall be made in accordance with the Lease, including but not limited to Article 3, 6 and R35 thereof.

            (ii) In connection with the Improvements, Landlord has agreed to make, and Tenant has agreed to accept, a loan (the "Loan") from Landlord in the principal sum of eighty thousand dollars ($80,000.00) to be paid out in accordance with Paragraph B below (the "Note") and as evidenced by a certain Promissory Note of an even date herewith (see Exhibit B attached hereto and made a part hereof). Tenant hereby specifically acknowledges and agrees that the Note and this Lease are hereby cross-defaulted so that any default under the Note shall constitute a default under this Lease and any default under this Lease shall constitute a default under the Note entitling Landlord, in its capacity as Landlord under this Lease or a Holder under the Note, in either event without limitation, to exercise such rights and remedies as set forth in this Lease and the Note and/or which may be available to Landlord at law or in equity.

            (iii) No later than five (5) days prior to the requested date of any loan advance hereunder, Tenant shall deposit with Landlord a sum of fifteen thousand dollars ($15,000.00) as security for the Loan either in the form of a clear, irrevocable, self-renewing sight draft or an "evergreen" letter of credit substantially in the form of exhibit C annexed hereto and made a part hereof ("Letter of Credit"). Said Letter of Credit shall be issued by any commercial bank in the State and City of New York ("Issuing Bank") and shall be capable of being presented for payment in the City of New York. Payment under the Letter of Credit shall be made to Landlord upon Landlord's written notice to the Issuing Bank of Tenant's default under the Lease and/or the Note. Provided that Tenant is not in default of all the terms, conditions and covenants of this Lease at the time Tenant repays the Note as set forth in this Article said $15,000.00 shall be returned to Tenant.

      B.    (i)   All sums advanced pursuant to the Note shall be deemed
                  advances of the Loan and shall be advanced by Landlord to Tenant, from time-to-time, at Landlord's option, whether to Tenant or directly to the General Contractor or to any other contractor(s) or subcontractor(s) against the requisitions by Tenant for payment for work ("Work") completed by the respective General Contractor, contractor(s) and/or subcontractor(s). Each advance by Landlord shall be subject to receipt by Landlord of the following:

                  (a) Approval by Landlord of the contractor and/or subcontractors;

                  (b)   Verifiable invoices for the Work;

                  (c) Certification signed by an authorized officer of Tenant stating that (1) the Work has been completed in accordance with Exhibit A; (2) the amount of the invoice is consistent with Tenant's construction contract with the contractor and/or subcontractor submitting the invoice; and (3) that is was completed to Tenant's satisfaction;

                  (d) Certification by Tenant architect that the Work has been completed accordance with Exhibit A;

            (ii) Payment for Work completed is hereby made expressly contingent upon delivery by Tenant to Landlord of a Partial Lien Waiver in the amount of the payment and a Final Lien Waiver and General Release upon completion of the Work (or the Improvement, as the case may be). Each Partial Lien Waiver, Final Lien Waiver and General Release to the executed in recordable form by the respective General Contractor, contractor(s) and subcontractor(s). The form of the Partial Lien Waiver and the Final Lien

                                                       -------------------------
                                                       [INITIALS]     [INITIALS]
                                                       -------------------------
                                                        Landlord        Tenant

                  Waiver and General Release shall be substantially in the form of Exhibit B annexed hereto and made a part hereof. Neither Landlord or Tenant shall deliver payment for the Work without delivery to Landlord of the appropriate Partial Lien Waiver, Final Lien Waiver or General Release. The failure by Tenant to furnish Landlord with the aforesaid Waiver's or General Release shall be deemed a material default under this Lease.

6. Landlord's Work: Adding Article R38 to the Lease and pertaining solely to the Second Additional Space,

      1.    Demolition as per Tenant's Plans (see attached Exhibit A);

      2. Upgrade restrooms to make similar to restrooms on Third Floor of the Building;

      3. Deliver 200 amp 3 phase electrical service to the panel box located on the 8th Floor;

      4. Patch ceiling, columns, beams and walls (including the closing of the easterly wall window openings);

      5. Deliver and install one fifteen (15) ton air-cooled air conditioning unit. Tenant shall provide duct work and maintain and repair both unit and ducts throughout term of Lease;

      6.    Patch and repair floor to make ready for carpet;

      7.    Paint the entire demised premises if so requested;

      8.    Put all sprinkler heads in a upward facing position, if necessary;
            and

      9.    Repair and seal rear windows, as needed.

      Landlord's Work, as described above, shall be a one-time, non-recurring obligation of Landlord. Landlord shall use Building standard materials and supplies when performing said Work.

7. Guaranty: Supplementing the Guaranty attached to the Lease for the demised premises, dated 9/15/97 and signed by Fernando Espuelas, individually, effective 8/11/98, the Guaranty shall also include this Second Additional Space.

8. Water Charges: Supplementing Article 29 of the Lease and effective 8/11/98, Tenant shall pay an additional twenty five ($25.00) as water charges for this Second Additional Space.

9. Option to Renew, Supplementing Article R40 of the Lease: The Option to Renew shall apply to this Second Additional Space.

10. Building Flag: Adding Article R42 to the Lease: Tenant may, subject to Landlord's written consent, install and mount one (1) building flag similar in appearance to previously renditions submitted and approved by Landlord (such approval not to be unreasonably withheld) including requested dimensions (see Exhibit D attached hereto for an example of such approved rendition). Tenant shall, at its sole cost and expense, obtain all permits and comply with all applicable laws and regulations. Furthermore, Tenant shall assume all liability for such flag, obtaining insurance, if applicable, and shall keep such flag is good and safe repair. Tenant agrees to indemnify and hold Landlord harmless for any and all damages, loss and injuries which may result from such flag. In the event that Landlord elects to have the flag removed upon the termination of this Lease (at Landlord's sole option) or in the event that Tenant itself elects (with Landlord's written consent) to remove said flag during its tenancy, then Tenant shall repair any and all damage to the Building's facade at its own cost and expense. Tenant's flag may not interfere with any other tenant's windows or light into the tenant's space.

11. Telecommunications: Supplementing Article 41 of the Lease: The Telecommunications clause shall also apply to this Second Additional Space.

12. Security Deposit: Supplementing Article 32 of the Lease and upon the execution of this Agreement, Tenant shall deposit with Landlord fourteen thousand eight three dollars and thirty four cents ($14,083.34) as security for the Second Additional Space so that Landlord shall now hold a total of forty two thousand two hundred fifty dollars and two cents.

                                                       -------------------------
                                                       [INITIALS]     [INITIALS]
                                                       -------------------------
                                                        Landlord        Tenant

      ($42,250.02) as security under the Lease.

13. Assignment and Subletting: Supplementing Article R14 of the Lease. Paragraph R14C(8) and R14C(9) shall now apply on a per floor basis. Paragraph C shall now permit, under the conditions and provisions set forth in R14 such as Landlord's prior written consent, the subletting or assignment to another whose use is general offices.

14. Request for Information: Adding Article R43 to the Lease. Tenant may, from time to time, but not more often than two (2) times per year, request in writing that Landlord disclose space which is available or may be coming available in the next twelve (12) months. Landlord shall respond to such request in good faith.

15. Supplementing and Modifying Paragraph 5 the first Amendment to Lease dated April 8, 1998: Landlord and Tenant acknowledge that, as of the date of this Amendment, Tenant has not drawn down on the above-referenced loan with respect to the Third Floor. Notwithstanding anything to the contrary contained within the first Amendment to Lease, the Letter of Credit for the Third Floor loan shall be required no later than five (5) days prior to the requested date of the loan advance therefor.

16. Supplementing Insert No. 10 of the annotations attached to the Lease and entitled "Inserts to Printed Form and Supplemental Rider Paragraphs":
      There shall be inserted a new insert (iv) which shall read as follows:

      (iv) to "Affiliates" as hereinafter defined. ("Affiliates" shall mean any entity which controls or is controlled by, or is under common control with, Tenant or any of Tenant's principal shareholders.)

17. In all other respects, the terms covenants, provisions and conditions of the Lease are hereby ratified and confirmed.

IN WITNESS THEREOF, the parties hereto have hereunto set their hands and seals as of the date and year first above written.

Clemons Management Corp.                     Star Media Network, Inc.
By Bernstein Management Corp.
D/b/a Bernstein Real Estate, as Agent
By:                                          By:


/s/ [ILLEGIBLE]                              /s/ [ILLEGIBLE]
--------------------------------------       -----------------------------------

Vincent Terranova,
Executive Vice President

On the    day of August, 1998, before me personally came the above person who is known to me and who did acknowledge to me that he is an officer of Star Media Network, Inc. and he executed this Agreement.

                                                       -------------------------
                                                       [INITIALS]     [INITIALS]
                                                       -------------------------
                                                        Landlord        Tenant

                                    Exhibit C
                                 [NAME OF BANK]

Clemons Management Corp.                            Irrevocable Letter of Credit
                                                    [Date]

[ADDRESS]

Dear Sirs:

      We hereby authorize you to draw, at any time and from time to time on (name of bank), New York, New York

FOR ACCOUNT OF               Star Media Network, Inc.
UP TO THE AGGREGATE OF       Fifteen thousand ($15,000.00) DOLLARS U.S. Currency

AVAILABLE BY YOUR DRAFTS AT SIGHT, accompanied by:

      Your written statement that you are entitled to draw against the Letter of Credit by reason of a default pursuant to a lease dated as of September 15, 1997 and as modified by an amendment dated April 8, 1998 and again on August 27, 1998 between Clemons Management Corp., Landlord and Star Media Network, Inc., Tenant.

      It is a condition of this Letter of Credit that it shall be extended for an additional period of one year from the present or future expiration date hereof unless thirty days prior to such date we shall notify you in writing by certified mail, return receipt requested, that we elect not to renew this Letter of Credit for such additional period. Upon receipt by you of such notice you may draw hereunder by means of your draft on us at sight accompanied by your written statement that you have not received an appropriate renewal of this Letter of Credit. All drafts drawn under this Credit must bear on their face the clause "DRAWN UNDER (name of bank) CREDIT NO."

      This standby Letter of Credit and the payment is irrevocable and not otherwise conditional and shall not be subject to any defense, counterclaim or offset nor shall the payment thereof be subject to any restraint, injunction or other delay in payment.

      Except so far as otherwise expressly stated, this Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce, Publication No. 500.We hereby agree with the drawers of drafts drawn in compliance with the terms of this Letter of Credit, that the same shall be duly honored on presentation to the drawee.

Yours very truly,


-----------------------------------
AUTHORIZED SIGNATURE
New York

                                                       -------------------------
                                                       [INITIALS]     [INITIALS]
                                                       -------------------------
                                                        Landlord        Tenant

                                 PROMISSORY NOTE

$ 80,000.00                                                       August 1998
                                                                  New York, N.Y.

      FOR VALUE RECEIVED, STAR MEDIA NETWORK, INC., a New York corporation, having an office at 29-33 West 36th Street, New York, N.Y. (hereinafter referred to as "Maker"), promises to pay to the order of CLEMONS MANAGEMENT CORP., a New York corporation, having an office at c/o Bernstein Real Estate, 855 Avenue of the Americas, New York, N.Y. (hereinafter referred to as "Holder") the principal sum of Eighty Thousand and 00/100 ($80,000.00) with interest thereon at the rate of nine percent (9.0%.) per annum with principal and interest to be paid in forty-eight (48) equal and consecutive monthly installments of One-Thousand Nine-Hundred Ninety and 81/100ths ($1,990.81) Dollars each on the 1st day of each month commencing on September 1,1998 through-and including __________________ when any then unpaid balance of the principal, and interest shall be due and payable.

      The payment due hereunder shall be made payable to the order of Clemons Management Corp., or the then holder hereof, and payment shall be made by delivery of a check of Maker to Holder drawn on any bank, savings bank, trust company or savings and loan association having a banking office in the State of New York, or at such other place as the Holder hereof may designate from time to time in writing.

      This Note is issued pursuant to and is entitled to the benefits of the provisions of a certain Lease ("Lease") dated the date hereof between Holder, as Owner, and Maker, as Tenant, for the premises located at the Entire Third, Fifth and Eighth Floors in the building located at 29-33 West 36th Street, New York, N.Y. in addition to the security set forth in the Lease, the payment of this
Note is further secured by a certain irrevocable, sight draft "evergreen" Letter of Credit in the sum of fifteen thousand ($15,000.00) dollars as more specifically described in the Lease. The Letter of Credit has been issued by a commercial bank located in the State, City and County of New York and may be presented for payment at a location within the State, City and County of New York.

      The entire amount of this Note shall become immediately due and payable upon the failure of Maker to make a payment due hereunder or the occurrence of an Event of Default under the Lease. An Event of Default under this Note shall have the same meaning as an Event of Default as specified in the Lease.

      Upon the occurrence of an Event of Default, whether upon maturity, acceleration or otherwise, interest shall thereafter accrue upon the unpaid principal balance at the highest rate per annum permissible by law; however, this provision shall not be construed to extend the maturity date.

      The Holder hereof may collect a "late charge" in an amount equal to six percent (6%) of any installment of interest, which is not received by the Holder hereof at the place designated herein for payment on or before the tenth (10th) day of the month in which such payment is due. The failure, or delay, by the Holder to enforce its rights under this Note, including, but not limited to, requiring Maker to pay immediately in full any and all sums due and owing under this Note following an event of default by Maker, shall not result in a waiver, or loss, by Holder of its rights under this Note nor shall such failure, or delay, by Holder in enforcing its rights under this Note relieve Maker of any of her obligations hereunder. The Holder may waive or delay enforcing a right under this Note without waiving other rights the Holder may have hereunder. The Holder need not give Maker notice of its waiver or delay, of its rights under this Note.

      All payments hereunder shall be made in lawful money of the United States, which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

      If the Holder, or then holder hereof, retains counsel for the purpose of collecting any money which may be due under this Note, or to protect its interests herein, then and in that event, Maker hereby agrees to pay to the Holder, or then Holder hereof, counsel fees, the amount of which is hereby expressly fixed at fifteen percent (15%) of the then unpaid balance of this Note, and such counsel fees and all disbursements incurred by the Holder, or then holder hereof, shall be added to the indebtedness and shall be and are hereby made part of the debt due under this Note, and shall be payable on demand. Said counsel fees are in no event to affect, but are to be paid in addition to, any statutory court costs and disbursements.

      The Maker reserves the right to prepay this Note in whole or in part without any premiums or penalties.

      All payments received by the Holder shall be applied first on account of interest; second, to pay unpaid late charges: and third on account of principal.

      If a law which applies to this loan and which sets maximum loan charges is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this loan exceed the permitted limits, then (i) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and any sums already collected from Maker by Holder which exceeded permitted limits will be applied to the reduction of principal due under this Note and shall be treated by the Holder as a partial prepayment under this Note.

      The Maker hereby waives diligence, demand, presentment, notice of non-payment and protest, dishonor and non payment and consents to any extension of time or payment hereof made after maturity by Agreement with Maker, with or without notice.

      This Note has been executed and delivered in the County, City and State of New York and shall be construed and interpreted in accordance with, and governed by, the laws of the State of New York. without application of the principles of conflicts of law.

      All notices or demands to be given under this Note shall be in writing and shall be served by personal delivery or registered or certified mail, return receipt requested, addressed as follows: (i) to the Holder at the address first set forth above, and (ii) to the Maker at The Fifth Floor, 29-33 West 36th Street, New York, N.Y. or to such other address as each party may hereafter designate by notice delivered in accordance herewith. All notice, demands, or other communications required hereunder shall be deemed given on the third day following deposit thereof in the U.S. mail or, in the case of personal delivery, on the date of such delivery.

                                                      Star Media-Network, Inc.


                                                      By: /s/ [ILLEGIBLE]
                                                         -----------------------

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

      On the 28 day of August, 1998 before me personally appeared Steve Heller to me known, who being by me duly sworn, did depose and say that he resides at __________________________; that he is the_____________________ of Star Media
Network, Inc., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                                    /s/ William S. Marbit
                                            ------------------------------------
                                                            Notary

                                                      WILLIAM S. MARBIT
                                              Notary Public, State of New York
                                                       No. 31-4653555
                                                Qualified in New York County
                                            Certificate Filed in New York County
                                            Commission Expires November 30, 1999